THE PHOENIX EDGE
                                                                   VARIABLE LIFE
                                                                INSURANCE POLICY

                                                                       Issued by

                                                               PHOENIX HOME LIFE
                                                        MUTUAL INSURANCE COMPANY






IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171





PROSPECTUS                                                           MAY 1, 1999


This Prospectus describes a variable life insurance policy which provides lifetime insurance protection.



The Policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of Policy Values and possible loss of principal invested or premiums paid.



The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


THE PHOENIX EDGE SERIES FUND
----------------------------
  MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
    [diamond] Phoenix Research Enhanced Index
    [diamond] Phoenix-Aberdeen International
    [diamond] Phoenix-Engemann Nifty Fifty
    [diamond] Phoenix-Goodwin Balanced
    [diamond] Phoenix-Goodwin Growth
    [diamond] Phoenix-Goodwin Money Market
    [diamond] Phoenix-Goodwin Multi-Sector Fixed Income
    [diamond] Phoenix-Goodwin Strategic Allocation
    [diamond] Phoenix-Goodwin Strategic Theme
    [diamond] Phoenix-Hollister Value Equity
    [diamond] Phoenix-Oakhurst Growth and Income
    [diamond] Phoenix-Schafer Mid-Cap Value
    [diamond] Phoenix-Seneca Mid-Cap Growth

  MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
    [diamond] Phoenix-Aberdeen New Asia

  MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    [diamond] Phoenix-Duff & Phelps Real Estate Securities

TEMPLETON VARIABLE PRODUCTS SERIES FUND
---------------------------------------
  MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
    [diamond] Templeton Asset Allocation
    [diamond] Templeton International
    [diamond] Templeton Stock

  MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.
    [diamond] Templeton Developing Markets


  MANAGED BY FRANKLIN MUTUAL ADVISERS, LLC

    [diamond] Mutual Shares Investments


WANGER ADVISORS TRUST
---------------------
  MANAGED BY WANGER ASSET MANAGEMENT, L.P.
    [diamond] Wanger Foreign Forty
    [diamond] Wanger International Small Cap
    [diamond] Wanger Twenty
    [diamond] Wanger U.S. Small Cap


    It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed Policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any taxes.

    This Prospectus is valid only if accompanied or preceded by current prospectuses for the Funds. You should read and keep these prospectuses for future reference.

                                TABLE OF CONTENTS


Heading                                                 Page
------------------------------------------------------------
SPECIAL TERMS .........................................    3
SUMMARY ...............................................    5
PERFORMANCE HISTORY....................................    6
PHOENIX AND THE VUL ACCOUNT............................    6
   Phoenix ............................................    6
   The VUL Account ....................................    6
   The GIA ............................................    6
THE POLICY ............................................    7
   Introduction .......................................    7
   Eligible Purchasers ................................    7
   Premium Payment.....................................    7
   Allocation of Issue Premium ........................    7
   Right to Cancel Period .............................    8
   Temporary Insurance Coverage .......................    8
   Transfer of Policy Value ...........................    8
     Systematic Transfer Program.......................    8
     Nonsystematic Transfers ..........................    8
   Determination of Subaccount Values .................    9
   Death Benefit ......................................   10
   Additional Premiums and Partial Surrenders:
     Effect on Death Benefit...........................   10
   Minimum Face Amount Rider...........................   11
   Surrenders .........................................   11
   Policy Loans .......................................   11
   Lapse ..............................................   12
INVESTMENTS OF THE VUL ACCOUNT ........................   12
   Participating Investment Funds......................   12
   Investment Advisers.................................   15
   Services of the Advisers ...........................   15
   Reinvestment and Redemption ........................   15
   Substitution of Investments ........................   15
CHARGES AND DEDUCTIONS ................................   15
   General.............................................   15
   Acquisition Expense (Acquisition Expense
     Allowance) .......................................   16
   Periodic Charges....................................   16
   Conditional Charges.................................   17
   Investment Management Charge........................   17
   Other Taxes ........................................   17
GENERAL PROVISIONS ....................................   17
   Postponement of Payments ...........................   17
   Payment by Check ...................................   17
   The Contract .......................................   17
   Suicide ............................................   17
   Incontestability ...................................   18
   Change of Owner or Beneficiary .....................   18
   Assignment .........................................   18
   Misstatement of Age or Sex .........................   18
   Surplus.............................................   18
PAYMENT OF PROCEEDS ...................................   18
   Surrender and Death Benefit Proceeds ...............   18
   Payment Options ....................................   18
FEDERAL TAX CONSIDERATIONS ............................   19
   Introduction .......................................   19
   Phoenix's Tax Status ...............................   19
   Policy Benefits ....................................   19
   Business-Owned Policies.............................   20
   Penalty Tax.........................................   20
   Material Change Rules...............................   21
   Serial Purchase of Modified Endowment
     Contracts.........................................   21
   Limitations on Unreasonable Mortality
     and Expense Charges ..............................   21
   Qualified Plans ....................................   21
   Diversification Standards ..........................   21
   Change of Ownership or Insured or Assignment .......   22
   Other Taxes ........................................   22
VOTING RIGHTS .........................................   22
   Phoenix.............................................   22
THE DIRECTORS AND EXECUTIVE OFFICERS OF
   PHOENIX ............................................   22
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ...............   24
SALES OF POLICIES .....................................   24
STATE REGULATION ......................................   24
REPORTS ...............................................   24
LEGAL PROCEEDINGS .....................................   24
LEGAL MATTERS .........................................   24
REGISTRATION STATEMENT ................................   24
YEAR 2000 ISSUE........................................   24
FINANCIAL STATEMENTS ..................................   25
APPENDIX A ............................................   79
APPENDIX B ............................................   83
APPENDIX C.............................................   84


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS
--------------------------------------------------------------------------------
The following is a list of terms and their meanings when used in this Prospectus.

ACQUISITION EXPENSE (ACQUISITION EXPENSE ALLOWANCE): The amount set forth on the Schedule Pages of the Policy. It equals the aggregate of the sales load, issue administration charge and premium taxes assessed under the Policy. The Acquisition Expense (also referred to as Acquisition Expense Allowance) is deducted from the Issue Premium and recredited to Policy Value. A pro rata portion of the Acquisition Expense is deducted from Policy Value monthly during the first 10 Policy Years. Upon Policy lapse or full surrender, any unpaid Acquisition Expense is paid.

ADDITIONAL NET PREMIUM: Additional premium reduced by the Premium Tax Charge and, for additional premiums received during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH VALUE: The Policy Value less the balance of any unpaid Acquisition Expense Allowance.

DEATH BENEFIT ADJUSTMENT RATES: Rates used to calculate the variable death benefit under a Policy as set forth in a table in the Schedule Pages of the Policy.

FUNDS: The Phoenix Edge Series Fund, Wanger Advisors Trust and Templeton Variable Products Series Fund.

GENERAL ACCOUNT: The general asset account of Phoenix.

GIA (GUARANTEED INTEREST ACCOUNT): An investment option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a Policy is in effect and the Insured's life remains insured.

INSURED: The person upon whose life the Policy is issued.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

ISSUE PREMIUM: The premium payment made in connection with issuing the Policy.

LOAN ACCOUNT: An account within the General Account to which amounts are transferred for Policy loans.

MATURITY DATE: The anniversary of the Policy nearest the Insured's 95th birthday, if the Insured is living.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net Asset Value is computed by adding the value of a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The Valuation Date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PHOENIX (COMPANY, OUR, US, WE): Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

POLICY ANNIVERSARY: Each anniversary of the Policy Date.

POLICY DATE: The Policy Date as shown on the Schedule Page of the Policy. It is the date from which we measure Policy Years and Policy Anniversaries.

POLICY MONTH: The period from one Monthly Calculation Day up to, but not including, the next Monthly Calculation Day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a Policy.

POLICY VALUE: The sum of a Policy's share in the values of each Subaccount of the VUL Account plus the Policy's share in the values of the GIA.

POLICY YEAR: The first Policy Year is the 1-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the 1-year period from the Policy Anniversary up to, but not including, the next Policy Anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing or decreasing a Policy's share in the value of the affected Subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within the VUL Account to which nonloaned assets under a Policy are allocated.

SURRENDER VALUE: The Cash Value less any indebtedness under the Policy.

TARGET FACE AMOUNT: The Target Face Amount as shown in the Schedule Pages of the Policy or as later changed in accordance with the Partial Surrender Provision.

UNIT: A standard of measurement used to set the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of the Fund is determined.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VPMO: The Variable Products Mail Operation Division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO: Variable Products Operations.

VUL ACCOUNT (ACCOUNT): Phoenix Home Life Variable Universal Life Account, a separate account of the company.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the Policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire Prospectus before making any decision.

INVESTMENT FEATURES

PREMIUM PAYMENT
    The only premium you have to pay is the issue premium (and any payments required to prevent policy lapse). See "Premium Payment" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the Subaccounts of the VUL Account and/or the GIA as you will have instructed us.

    You may make transfers into the GIA and among the Subaccounts at anytime. Transfers from the GIA are subject to the rules discussed in "Appendix B" and under "Transfer of Policy Value."

    The policy value varies with the investment performance of the Funds and is not guaranteed.

    The policy value allocated to the GIA will depend on deductions taken from the GIA to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond] Generally, you may take loans against 75%-90% of the Policy's cash value subject to certain conditions. See "Policy Loans."

[diamond] You may partially surrender any part of the policy anytime. A partial surrender charge of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."

[diamond] You may fully surrender this Policy anytime for its surrender value. A surrender charge may be imposed. See "Surrenders."

INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond] Both a fixed and variable benefit is available under the Policy.

          [bullet] During the first policy month, the fixed benefit is equal to the target face amount
          [bullet] After the first policy month, the variable benefit equals the cash value on the last preceding monthly calculation day multiplied by the applicable Death Benefit Adjustment Rate.

[diamond] The death benefit is payable when the Insured dies. See "Death
          Benefit."

DEDUCTIONS AND CHARGES

FROM PREMIUM PAYMENTS
[diamond] Taxes

          [bullet] Premium Taxes

    See "Charges and Deductions" for a detailed discussion.

FROM POLICY VALUE
[diamond] Issue Administration Charge--1% of the issue premium paid.

[diamond] Sales Charge--5.5% of the issue premium paid.

[diamond] Cost of Insurance--Amount deducted monthly. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the Insured.

[diamond] Partial Surrender Charge--may be deducted for partial surrenders.

FROM THE VUL ACCOUNT
[diamond] Mortality and Expense Risk Charge--50% annually

FROM THE FUND
    The assets of the VUL Account are used to purchase, at net asset value, shares of your selected underlying Funds. The net asset value reflects investment management fees and other direct expenses of the Fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond] within 10 days after you receive the Policy, or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond] within 45 days of completing the application;

whichever is latest.

    See "Right to Cancel Period."

RISK OF LAPSE
    The Policy will remain in force as long as the surrender value is enough to pay the necessary monthly charges incurred under the Policy. When the surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity (a "grace period") to keep the Policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the VUL Account or the GIA are not subject to income tax until there is a distribution from the Policy. Loans, partial surrenders or Policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The Policy is subject to laws and regulations in every state where the Policy is sold. Therefore, the terms of the Policy may vary from state to state.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix A" for more information.


PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
    We are a mutual life insurance company originally chartered in Connecticut in 1851. We were redomiciled to New York in 1992. Our executive office is located at One American Row, Hartford, Connecticut 06102-5056, and the main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is located at 10 Krey Boulevard, East Greenbush, New York, 12144. We sell insurance policies and annuity contracts through our own field force of full time agents and through brokers.

THE VUL ACCOUNT
    The VUL Account is a separate account of Phoenix formed on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of a "separate account" under that Act. Such registration does not involve supervision of the management of the VUL Account or Phoenix by the SEC.

    The VUL Account is divided into Subaccounts each of which is available for allocation of policy value. Each Subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional Subaccounts which will be made available to existing Policyowners to the extent and on a basis decided by us. See "Investments of the VUL Account--Participating Investment Funds."

    We do not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall policy value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is part of the general business of Phoenix, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business we may conduct does not affect the VUL Account. Under New York law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the Policy (such as paying death benefits) are general corporate obligations of Phoenix.

THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. We reserve the right to limit total deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. We will credit interest daily on the amounts you allocate to the GIA at an effective annual rate of not less than 4%. The credited rate will be the same for all monies deposited at the same time.

    On the last working day of each calendar week, Phoenix sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon the end of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate then being applied to new deposits to the GIA. This rate will remain in effect for a guaranteed period of one full year from the date the new rate is applied.

    In general, you can make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the value in the GIA as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the GIA. Also, the total value allocated to the GIA may be transferred out of the GIA to one or more of the Subaccounts of the VUL Account over a consecutive four-year period according to the following schedule:

[diamond] Year One:      25% of the total value

[diamond] Year Two:      33% of remaining value

[diamond] Year Three:    50% of remaining value

[diamond] Year Four:     100% of remaining value

    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix B" and "Transfer of Policy Value--Systematic Transfer Program."

THE POLICY
--------------------------------------------------------------------------------
INTRODUCTION
    The Policy is a variable life insurance policy issued on the life of the Insured. The Policy has a death benefit, surrender value and loan privilege as does a traditional fixed benefit whole life policy. It differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several Subaccounts of the VUL Account or the GIA. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a Series of the Funds. The Policy death benefit and cash value vary according to the investment performance of the Series to which the policy value has been allocated.

ELIGIBLE PURCHASERS
    Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing suitable evidence of insurability. You can purchase a Policy to insure the life of another person provided that you have the Insured's consent and a legally-recognized interest for insuring that life. A Policy could, for example, be purchased on the life of a spouse, family member or a business partner.

PREMIUM PAYMENT
    The minimum issue premium for a Policy is $10,000. After the first policy year, you may pay, within certain limits, additional premiums if the variable death benefit on the first day of the policy year is less than the highest variable death benefit during the previous policy year and less than the current target face amount. Additional premiums may be paid only during the first 60 days of a policy year.

    The maximum amount of an additional premium payment (when permitted) is the lesser of (i) A minus B or (ii) C, where:

    A = the premium payment which would have increased the variable death benefit at the beginning of the current policy year to the highest variable death benefit during the previous policy year

    B = the amount of any reduction in cash value due to partial surrenders made during the previous policy year

    C = the premium payment which would have increased the variable death benefit at the beginning of the current policy year to the current target face amount

    Example: Assume that a male age 45, nonsmoker, pays an initial premium of $10,000 and has a target face amount of $28,236. Assume also a net investment rate of return of 9% for the first policy year and a net investment rate of return of 0% for the second and third policy years. At the beginning of the third policy year, this individual would have a variable death benefit of $28,952. This variable death benefit is less than the highest death benefit in the previous year, which would have been $29,772. However, since $28,952 is higher than the initial target face amount of $28,236, this individual would not be permitted to pay an additional premium.

    At the beginning of the fourth policy year, this individual would have a variable death benefit of $27,940. The variable death benefit is less than the highest death benefit in the previous year, which would have been $28,952. Also, this death benefit is less than the initial target face amount of $28,236; therefore, this individual would be permitted to pay an additional premium. The premium necessary to increase the death benefit to $28,236 (the initial target face amount) is $105.66 for this individual. Phoenix also may agree to allow payment of a higher premium amount.

    The individual in this example may wish to pay this additional premium to maintain his originally targeted level of death benefit protection despite adverse market experience. In addition, some Policyowners may view depressed market values as an opportunity to buy additional Units at the depressed value in anticipation of future market improvement.

    Additional premium payments are reduced by any applicable state premium tax based on your last known address on record at VPO. See "Monthly
Deduction--Acquisition Expense." Also, a further deduction is made from additional premiums when payment is made during a grace period. See "Lapse."

    The additional premiums less applicable deductions are called additional net premium. They are applied to policy value based on the then current premium allocation schedule.

    The payment of additional premiums will have an effect on the Policy's variable death benefit. See "Death Benefit--Additional Premiums and Partial
Surrenders: Effect on Death Benefit."

ALLOCATION OF ISSUE PREMIUM
    We will generally allocate the issue premium less applicable charges to the VUL Account or to the GIA upon receipt of a completed application, in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the VUL Account, and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.

RIGHT TO CANCEL PERIOD
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond] by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond] within 45 days after completing the application,

whichever occurs latest (the "Right to Cancel Period").

    We treat a returned Policy as if we never issued it and, except for Policies issued without a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned Policy: (1) the then current Policy Value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the Policy. For Policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the Policy. If we decline to issue the Policy, we will refund to you the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.

TEMPORARY INSURANCE COVERAGE
    On the date the application for a Policy is signed and submitted with the issue premium, we issue a Temporary Insurance Receipt to you. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
    You may elect to transfer all or a portion of policy value among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred ("Sending Subaccount") and if the value in that Subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to more than one Subaccount ("Receiving Subaccounts"). Under the Systematic Transfer Program, Policyowners may make more than one transfer per policy year from the GIA. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VPO at 800/541-0171 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be made on the basis of the GIA and Subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
    Transfers among available Subaccounts or the GIA may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date the request is received at VPMO. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a policy year.

    We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond] the entire balance in the Subaccount or the GIA is being transferred;
          or

[diamond] the transfer is part of the Systematic Transfer Program.

    We also reserve the right to prohibit a transfer to any Subaccount of the VUL Account if the value of your investment in that Subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a Subaccount or the GIA be transferred if the value of your investment in that Subaccount would, immediately after the transfer, be less than $500.

    You may make only one transfer per policy year from the unloaned portion of the GIA unless

[diamond] the transfer(s) are made as part of a Systematic Transfer Program, or

[diamond] we agree to make an exception to this rule.

    The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the GIA at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the GIA out of the GIA to one or more of the Subaccounts over a consecutive four-year period according to the following schedule:

[diamond] Year One:      25% of the total value

[diamond] Year Two:      33% of the remaining value

[diamond] Year Three:    50% of the remaining value

[diamond] Year Four:     100% of the remaining value

    A nonsystematic transfer from the unloaned portion of the GIA will be processed on the day such request is received by VPMO.

    Transfers into the GIA and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in to a total of 18 at any one time or over the life of the Policy. We may limit you to less than 18 if we are required to do so by any federal or state law.

    Because excessive exchanges between Subaccounts can hurt Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple Policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Right to Cancel Period.

DETERMINATION OF SUBACCOUNT VALUES
    On each valuation date, the Policy's share in the value of each Subaccount is determined separately, but the valuation method used is the same for each Subaccount.

    A Policy's share in the value of a Subaccount on any valuation date equals:

    (a) the Policy's share in the value of that Subaccount as of the immediately preceding valuation date multiplied by the "Net Investment Factor" of that Subaccount for the current valuation period; plus

    (b) all amounts transferred to the Policy's share in the value of that Subaccount from another Subaccount or from the loan account during the current valuation period; plus

    (c) all additional net premiums allocated to that Subaccount during the current valuation period; minus

    (d) all amounts transferred from the Policy's share in the value of that Subaccount to another Subaccount or to the loan account during the current valuation period; minus

    (e) any portion of the monthly deduction allocated to the Policy's share in the value of that Subaccount during the current valuation period; minus

    (f) all reductions in the policy value allocated to the Policy's share in the value of that Subaccount due to any partial surrenders made during the current valuation period.

    The net investment factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

    (a)  is the result of:

         (i) the asset value of the Fund shares held by that Subaccount determined as of the end of the current valuation period (exclusive of the net value of any transactions during the current valuation period); plus

         (ii) the amount of any dividend (or, if applicable, any capital gain distribution) made by the Fund on shares held by that Subaccount if the "ex-dividend" date occurs during the current valuation period; plus/minus

         (iii) the charge or credit for any taxes incurred by, or provided for, in that Subaccount for the current valuation period.

    (b) the net asset value of the Fund shares held by that Subaccount determined as of the end of the immediately preceding valuation period

    (c) is a factor, equal to the sum of 0.50% on an annual basis held by that Subaccount, representing the mortality and expense risk charge deducted from that Subaccount during the valuation period

    The net investment factor may be greater than, less than, or equal to one. Therefore, the policy value may increase, decrease or remain unchanged.

DEATH BENEFIT

GENERAL
    In the application for insurance, an applicant designates an amount as the Policy's initial target face amount. During the first policy month, the death benefit equals this target face amount. After the first policy month the death benefit is equal to the variable death benefit.

    During any policy month after the first, the variable death benefit under the Policy is equal to:

    (i) the cash value on the last preceding monthly calculation day, multiplied by

    (ii) the applicable death benefit adjustment rate (as defined below) on the last preceding monthly calculation day.

    The death benefit adjustment rates assume an interest rate ranging from 4% to 5%. The assumed interest rate used to calculate the death benefit adjustment rates under a particular Policy depends on the Policy's initial premium and its target face amount. In the event the net investment rate of return (gross investment return net of mortality and expense risk charge and investment management fee) applied to the policy value exceeds the assumed interest rate used to calculate the death benefit adjustment rates, the variable death benefit under the Policy will be greater than its target face amount. Conversely, if the net investment rate of return applied to the policy value is less than the assumed interest rate, then the variable death benefit will be less than the target face amount. Finally, if the net investment rate of return applied to the policy value equals the assumed interest rate, then the variable death benefit will approximately equal the target face amount.

    Example: Death benefit adjustment rates which assume a 4% interest rate apply to a male age 45 nonsmoker who pays an initial premium of $25,000 and has a target face amount of $70,591. Five years after the issue date of this Policy, the following variable death benefits would apply for the specified net rates of return:

    -assuming a 5% net investment
     rate of return:                          $75,144

    -assuming a 4% net investment
     rate of return:                          $71,514

    -and assuming a 3% net investment
     rate of return:                          $68,019

    Example: A male age 45, nonsmoker, pays an initial premium of $10,000. For this initial premium, this individual can choose an initial target face amount ranging from $28,236 to $35,980. This range of target face amount represents death benefit adjustment rates which assume interest rates ranging from 4% to 5% and a 2% state premium tax. Generally, selection of the highest target face amount available for a given premium will result in the highest death benefit adjustment rate, variable death benefit and resulting cost of insurance charges. Conversely, selection of the lower target face amount available for a given premium will result in the lowest death benefit adjustment rate, variable death benefit and resulting cost of insurance charges.

    Assuming that this individual selects an initial target face amount of $35,980, and that the net rate of return achieved is 5% per year, the variable death benefit will be $36,826 and cash value will be $36,826 at age
    95. The variable death benefit and cash value are slightly larger than the initial target face amount due to the fact that the acquisition expense is deducted and then recredited to the individual in this example and taken out in monthly installments over the first 10 policy years. While a portion of this acquisition expense allowance remains in the policy value, it also is earning a net rate of return.

ADDITIONAL PREMIUMS AND PARTIAL SURRENDERS: EFFECT ON DEATH BENEFIT
    Additional premium payments are permitted under certain circumstances. See "The Policy--Premium Payment." Such a payment does not result in an immediate increase in the variable death benefit. However, on the next monthly calculation day the variable death benefit will be larger as a consequence of the larger cash value.

    A partial surrender decreases the target face amount and the minimum face amount (if provided by appropriate rider). The target face amount and minimum face amount are reduced by a fraction equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the cash value (determined without regard to the partial surrender). Moreover, the death benefit under a Policy is reduced on the next monthly calculation day due to the reduced cash value. A partial surrender or decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

    In addition, if the Insured dies during any policy month in which additional premium had been paid, the death proceeds paid will equal the death benefit for that month plus the additional premium paid, minus any premium paid during a grace period necessary to keep the Policy in effect.

MINIMUM FACE AMOUNT RIDER
    You may elect to have a Minimum Face Amount Rider issued in connection with the Policy. If this Rider is elected, you will designate an amount in the application as the minimum face amount. The amount designated as the minimum face amount cannot exceed the Policy's target face amount.

    The death benefit under a Policy issued with the Minimum Face Amount Rider equals the target face amount during the first policy month. Thereafter, the Policy's death benefit equals the higher of

[diamond] the variable death benefit, or

[diamond] the minimum face amount.

    Under the Minimum Face Amount Rider, when the death benefit is calculated with reference to the minimum face amount, it may be greater than it otherwise would have been had the Rider not been issued. Accordingly, when the minimum face amount is used to calculate the death benefit, there is a greater "net amount at risk" under the Policy. Therefore, a larger amount is deducted from policy value to pay for cost of insurance than would be deducted under an identical Policy without the Rider.

SURRENDERS

GENERAL
    At any time during the lifetime of the Insured and while the Policy is in force, you may partially or fully surrender the Policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the Policy to us. The amount available for surrender is the surrender value at the end of the valuation period during which the surrender request is received at VPMO.

    Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

FULL SURRENDERS
    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the Policy by requesting payment of the Policy's cash surrender value. It is possible to do this at any time during the lifetime of the Insured, while the Policy is in force, with a written request to VPMO. We may require the return of the Policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the Policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any Subaccount or in the GIA is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that Subaccount or the GIA.

    Upon a partial surrender, the policy value will be reduced by the sum of the following:

(1) The Partial Surrender Amount Paid. This amount comes from a reduction in the Policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

(2) The Partial Surrender Fee. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

(3) Any Unrepaid Acquisition Expense. The portion of any unrepaid acquisition expense paid in connection with a partial surrender is equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the cash value (determined without regard to the partial surrender). The reduction in policy value caused by partial surrenders is deducted from the Subaccounts of the VUL Account based on the allocation schedule for monthly deductions, unless you direct otherwise. Cash value is reduced to equal the resulting policy value less the balance of any remaining unpaid acquisition expense allowance.

    Partial surrenders will decrease the target face amount and the minimum face amount (if provided by rider), as well as the variable death benefit. See "Death Benefit--Additional Premiums and Partial Surrenders: Effect on Death Benefit" and "Federal Tax Considerations."

POLICY LOANS
    During the first three policy years, you may borrow an amount up to 75% of the cash value under the Policy. Thereafter, you may borrow an amount not exceeding 90% of the cash value. The available loan value is the loan value on the current day less any outstanding debt.

    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the Policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 2%, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

    Debt may be repaid at any time during the lifetime of the Insured while the Policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the GIA. The unloaned portion of the GIA will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the Subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    Payments received by us for the Policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the Insured while the Policy is in force.

    Failure to repay a policy loan or to pay loan interest will not terminate the Policy unless the policy value becomes insufficient to maintain the Policy in force.

    The proceeds of Policy loans may be subject to federal income tax. See "Federal Tax Considerations."

    In the future, Phoenix may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    The loan debt will bear interest at an effective annual rate of 8.00%, compounded daily and payable in arrears. The loan account value is credited with interest at an effective annual rate of 7.25%, compounded daily and payable in arrears.

    At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your Subaccounts and the unloaned portion of the GIA to the loaned portion of the GIA.

    A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than the annual interest rate for funds held in the loaned portion of the GIA, policy value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than the annual interest rate for funds held in the loaned portion of the GIA, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the Policy's death benefit due to any resulting differences in surrender value.

LAPSE
    Unlike conventional fixed benefit life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy in force to its maturity date. Lapse will only occur if the surrender value is insufficient to cover the monthly deduction and a grace period expires without payment of the additional required amount. If the surrender value is insufficient to cover the monthly deduction, you must pay the amount needed to increase the surrender value to equal three times the required monthly deduction during the grace period. See "Charges and Deductions."

    If on any monthly calculation day the surrender value is insufficient to cover the monthly deduction, we will notify you about the additional required payment. You will then have a grace period of 61 days, measured from the date notice is sent to you, to pay the additional amount. Failure to pay the additional amount within the grace period will result in lapse of the Policy. If we receive a premium payment for the additional amount during the grace period, any additional net premium will be allocated among the Subaccounts or the GIA in accordance with the current premium allocation schedule. To determine the additional net premium to be applied to the Subaccounts or the GIA, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    Certain Subaccounts of the Account invest in corresponding Series of The Phoenix Edge Series Fund. Currently, the Fund has the following Series available:

    PHOENIX RESEARCH ENHANCED INDEX SERIES: The investment objective of the Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The Series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the Series is to seek a high total return consistent with reasonable risk. The Series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The Phoenix-Aberdeen International Series provides a means for investors to invest a portion of their assets outside the United States.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the Series is to seek long-term capital appreciation. The Series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the Series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the Series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the Series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    PHOENIX-GOODWIN BALANCED SERIES: The investment objective of the Series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Goodwin Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    PHOENIX-GOODWIN GROWTH SERIES: The investment objective of the Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Goodwin Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the Series is to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the Series is to seek long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES: The investment objective of the Series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Goodwin Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Adviser's appraisal of investments most likely to achieve the highest total return.

    PHOENIX-GOODWIN STRATEGIC THEME SERIES: The investment objective of the Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Goodwin Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the Series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the Series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the Series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Value Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the Series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Certain Subaccounts of the Account invest in Class 2 Shares of a corresponding Series of the Templeton Variable Products Series Fund. The following Series are currently available through the Contracts:

    MUTUAL SHARES INVESTMENTS SERIES: The primary investment objective of the Series is to seek capital appreciation with income as a secondary objective. The Mutual Shares Investments Series invests in domestic equity securities and domestic debt obligations.

    TEMPLETON ASSET ALLOCATION SERIES: The investment objective of the Series is to seek a high level of total return through a flexible investment policy. The Templeton Asset Allocation Series invests in stocks of companies of any nation, debt securities of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

    TEMPLETON DEVELOPING MARKETS SERIES: The investment objective of the Series is to seek long-term capital appreciation. The Templeton Developing Markets Series invests primarily in equity securities of issuers in countries having developing markets.

    TEMPLETON INTERNATIONAL SERIES: The investment objective of the Series is to seek long-term capital growth through a flexible policy of investing. The Templeton International Series invests in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Series generally invests in common stock, it also may invest in preferred stocks and certain debt securities such as convertible bonds that are rated in any category by S&P or Moody's or that are unrated by any rating agency.

    TEMPLETON STOCK SERIES: The investment objective of the Series is to provide capital growth. The Templeton Stock Series invests primarily in common stocks issued by companies, large and small, in various nations throughout the world.

WANGER ADVISORS TRUST
    Certain Subaccounts of the Account invest in corresponding Series of the Wanger Advisors Trust. The following Series are currently available through the
Contracts:

    WANGER FOREIGN FORTY SERIES: The investment objective of the Series is to seek long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP SERIES: The investment objective of the Series is to provide long-term growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY SERIES: The investment objective of the Series is to seek long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP SERIES: The investment objective of the Series is to provide long-term growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each Series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any Series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of the Funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund(s) simultaneously. Although neither Phoenix nor the Fund(s) trustees currently foresee any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from:

[diamond] changes in state insurance laws;

[diamond] changes in federal income tax laws;

[diamond] changes in the investment management of any portfolio of the Fund(s); or

[diamond] differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners.

    We will, at our expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISERS
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to all Series in The Phoenix Edge Series Fund except the Phoenix-Duff & Phelps Real Estate Securities and Phoenix-Aberdeen New Asia Series. Based on subadvisory agreements with the Fund, PIC delegates certain investment decisions and research functions to subadvisers for the following Series:


[diamond] J.P. Morgan Investment Management, Inc.
          [bullet] Phoenix Research Enhanced Index

[diamond] Roger Engemann & Associates, Inc. ("Engemann")
          [bullet] Phoenix-Engemann Nifty Fifty

[diamond] Seneca Capital Management, LLC ("Seneca")
          [bullet] Phoenix-Seneca Mid-Cap

[diamond] Schafer Capital Management, Inc.
          [bullet] Phoenix-Schafer Mid-Cap


    The investment adviser to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment adviser to the Phoenix-Aberdeen New Asia Series is Phoenix-Aberdeen International Advisors LLC ("PAIA"). Pursuant to subadvisory agreements with the Fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect, less than wholly-owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

The other investment advisers are:

[diamond] Wanger Asset Management, L.P.
          [bullet] Wanger Advisors Trust

[diamond] Templeton Investment Counsel, Inc.
          [bullet] Templeton Asset Allocation
          [bullet] Templeton International
          [bullet] Templeton Stock


[diamond] Templeton Asset Management, Ltd.
          [bullet] Templeton Developing Markets

[diamond] Franklin Mutual Advisers, LLC
          [bullet] Mutual Shares Investments


SERVICES OF THE ADVISERS
    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisers and subadvisers, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the Funds.

REINVESTMENT AND REDEMPTION
    All dividend distributions of the Fund are automatically reinvested in shares of the Fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the Fund, if any, are reinvested at the net asset value on the record date. We redeem Fund shares at their net asset value to the extent necessary to make payments under the Policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the VUL Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the Fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing Policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the Fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to Policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the Subaccount in which the substitution is to occur to another Subaccount.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL
    Charges are deducted in connection with the Policy to compensate us for:

[diamond] our expenses in selling the Policy;

[diamond] underwriting and issuing the Policy;

[diamond] premium taxes incurred on the premium received;

[diamond] providing the insurance benefits set forth in the Policy; and

[diamond] assuming certain risks in connection with the Policy.

    The nature and amount of these charges are more fully described in sections below.

    We may reduce the sales charge or issue administration charge component of the acquisition expense allowance for Policies issued under group or sponsored arrangements. Generally, sales and administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the

Policies are purchased, and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced sales or administration costs expected as a result of sales to a particular group or sponsored arrangement.

    Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

    A charge is deducted monthly from the policy value under a Policy ("monthly deduction") during the first 10 policy years, to repay the acquisition expense allowance (as described below). A charge also is deducted monthly to compensate for the cost of insurance. The monthly deduction is deducted on each monthly calculation day. It is allocated among the Subaccounts of the VUL Account and the GIA based on the allocation schedule for monthly deductions specified by the applicant in the application for a Policy or as later changed by the Policyowner. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself may vary in amount from month to month.

ACQUISITION EXPENSE (ACQUISITION EXPENSE ALLOWANCE)
    The acquisition expense allowance consists of:

[diamond] the sales charge;

[diamond] issue administration charge; and

[diamond] premium taxes.

    Charges are deducted from the issue premium and recredited by us as part of the allocation of the issue premium to the policy value on the date of issue. A monthly pro rata share of the allowance is repaid to us as part of the monthly deduction during the first 10 policy years. Any unpaid balance is fully repaid to us upon Policy lapse or full surrender.

    By deducting these charges in monthly installments instead of deducting them all at once from the issue premium, more funds are available for investment during the first 10 policy years. As a result, if the net investment factor is positive, the Policyowner will enjoy greater increases in cash value, but if the net investment factor is negative, the Policyowner will experience greater decreases in cash value.

    Additional premiums are not subject to an acquisition expense allowance (a sales or issue administration charge). However, prior to allocation of additional net premiums among the Subaccounts of the VUL Account or the GIA, additional premiums paid will be reduced by the premium tax charge and, for additional premiums paid during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

PERIODIC CHARGES

MONTHLY
[diamond] SALES CHARGE. A sales charge of 5.5% of the Issue Premium paid is assessed to compensate Phoenix for distribution expenses incurred in connection with the Policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The sales charge in any Policy is not necessarily related to actual distribution expenses incurred in the year the Policy is issued.

[diamond] PREMIUM TAX CHARGE. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge.

[diamond] ISSUE ADMINISTRATION CHARGE. The issue administration charge is 1% of the issue premium paid and is to compensate us for underwriting and start-up expenses in connection with issuing a Policy. Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments.

[diamond] COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, this charge can vary from month to month. The cost of insurance charge is equal to the applicable cost of insurance rate divided by 1,000 multiplied by the "net amount at risk" for each Policy Month. The net amount at risk for a Policy Month is

          [bullet] the death benefit on the monthly calculation day, less [bullet] the cash value on such day.

          Cost of insurance rates are based on the sex (in most states), attained age and risk class of the Insured. The actual monthly cost of insurance rates are based on our expectations of future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table with appropriate adjustment for the Insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same insurance age, sex and risk class whose Policies have been in force for the same length of time.

          The risk class of an Insured may affect the cost of insurance rate. We currently place Insureds into a standard risk class or risk classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke.

DAILY
[diamond] MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of .50% is deducted daily from the VUL Account. No portion of this charge is deducted from the GIA.

          The mortality risk assumed by us is that collectively our Insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, therefore, the total amount of death benefits that will be paid out are greater than we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of Policy loans, which may cause us to incur greater costs than expected when we designed the Policies. To the extent we profit from this charge, we may use such profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond] PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each Subaccount and the GIA in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as monthly deductions. A fraction of the balance of any unpaid acquisition expense also is deducted from the policy value upon a partial surrender. This fraction is equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the cash value (determined without regard to the partial surrender).

INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.

    These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.

OTHER TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. We may, however, make such a charge in the future for these or any other taxes attributable to the VUL Account.


GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS

GENERAL
    Payment of any amount may be postponed upon complete or partial surrender, Policy loan, or benefits payable at death (in excess of the initial face amount) or maturity:

[diamond] for up to six months from the date of the request, for any transactions dependent upon the value of the GIA;

[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond] whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets.

    Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the Policy.

SUICIDE
    If the Insured commits suicide within two years after the Policy's date of issue, we will only pay you the cash value plus the acquisition expense, adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the Policy.

INCONTESTABILITY
    We cannot contest this Policy or any attached rider after it has been in force during the Insured's lifetime or for two years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Insured, the death benefit payable under the Policy will be paid to your estate.

    As long as the Policy is in force, the Policyowner and the Beneficiary may be changed in writing, satisfactory to us. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The Policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    You may share in the divisible surplus of Phoenix to the extent decided annually by the Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in investment results.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    You may elect a payment option for payment of the death proceeds to the Beneficiary. You may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the Beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM.
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST.
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year. Upon death of the payee, payment of the principal amount along with any accrued and unpaid interest will be made to the Contingent Beneficiary.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD.
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year. Upon the death of the named payee, the remaining payments will continue to the contingent Beneficiary as designated in the written form electing the options.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN.
    Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond] ten years;

[diamond] twenty years; or

[diamond] until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

OPTION 5--LIFE ANNUITY.
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Under this option, the payee may receive only one payment, if the payee dies before the due date for the second payment; only two payments, if the payee dies before the due date for the third payment, etc.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT.
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN.
    This payment option is not available for death proceeds. This option is available only if the Policy is surrendered within six months of the Policy anniversary nearest the Insured's 55th, 60th or 65th birthday.

    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the Insured; or

[diamond] the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.

    For additional information concerning the above payment options, see the Policy.


FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your Beneficiary depends on our tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any Policy. The Internal Revenue Service (the "IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the Policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to our tax status under current provisions of the Code, no charge currently will be made to the VUL Account for our federal income taxes which may be attributable to the VUL Account. We reserve the right to make a deduction for taxes if our federal tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the tax treatment to our variable life insurance contracts, or if changes occur in our tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The Policy, which is essentially a single premium policy, is a modified endowment contract within the meaning of the Code.

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Policies are modified endowment contracts if they meet the definition of life insurance, but fail the 7-pay test. This test essentially provides that the cumulative amount paid under the Policy at any time during the Policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

    In addition, a modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. Premiums paid during a policy year that are returned by Phoenix (with interest) within 60 days after the end of the policy year will not cause the Policy to fail the 7-pay test.

    Classification of the Policy as a modified endowment contract does not affect the exclusion of death benefit proceeds under the Policy from the gross income of the Beneficiary under Code Section 101(a)(1) and also does not cause the Policyowner to be deemed to be in constructive receipt of the cash value, including increments or "inside buildup" thereon. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, the Policyowner should not be deemed to be in constructive receipt of the cash value, including increments thereon. Refer to the sections below on possible taxation of amounts actually received under the Policy, from full surrender, partial surrender or loan.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
    If there is a reduction in benefits during the first seven Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the Policy had originally been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTION AFFECTED
    If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the death benefit reduction takes effect and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the "7-pay test," for seven years, distributions and loans will generally not be subject to the modified endowment contract rules.

FULL SURRENDER
    Upon full surrender of a Policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    Since the Policy is a modified endowment contract, under Section 7702A of the Code partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. We suggest you consult with your tax adviser in advance of a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS
    We believe that any loan received under a Policy will be treated as your indebtedness. Since the Policy is a modified endowment contract, loans are fully taxable to the extent of income in the Policy and possibly will be subject to an additional 10% tax.

    The deductibility by a Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. A Policyowner intending to fund premium payments through borrowing should consult a tax adviser with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the Policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2;

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

MATERIAL CHANGE RULES
    Any determination of whether the Policy meets the 7-pay test will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions.

[diamond] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if:

          [bullet] the cost-of-living determination period does not exceed the remaining premium payment period under the Policy; and

          [bullet] the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the Policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax adviser should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge.

    In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the Policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax adviser.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each Series of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the Series assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, we reserve the right to modify the Policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the Policies relate to the same Insured. If the surrendered Policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to Policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Adviser of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.

PHOENIX
    You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a policyholder's vote is taken. At meetings of all the Phoenix policyholders, you (or payee) may cast only one vote as the holder of a Policy, irrespective of policy value or the number of the Policies you hold.


THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

DIRECTORS                  PRINCIPAL OCCUPATION

Sal H. Alfiero             Chairman and Chief Executive
                           Officer, Mark IV Industries, Inc.
                           Amherst, New York

J. Carter Bacot            Chairman and Chief Executive
                           Officer, The Bank of New York
                           New York, New York

Richard H. Booth           Executive Vice President,
                           Strategic Development, Phoenix
                           Home Life Mutual Insurance
                           Company, Hartford, Connecticut;
                           formerly President, Travelers
                           Insurance Company

Peter C. Browning          President and Chief Operating
                           Officer, Sonoco Products Company
                           Hartsville, South Carolina

Arthur P. Byrne            Chairman, President and Chief
                           Executive Officer,
                           The Wiremold Company
                           West Hartford, Connecticut

Richard N. Cooper          Professor of International
                           Economics, Harvard University;
                           formerly Chairman, National
                           Intelligence Council, Central
                           Intelligence Agency
                           McLean, Virginia

Gordon J. Davis, Esq.      Partner, LeBoeuf, Lamb, Greene &
                           MacRae; formerly Partner, Lord,
                           Day & Lord, Barret Smith
                           New York, New York

Robert W. Fiondella        Chairman of the Board, President
                           and Chief Executive Officer,
                           Phoenix Home Life Mutual Insurance
                           Company
                           Hartford, Connecticut

Jerry J. Jasinowski        President, National Association of
                           Manufacturers
                           Washington, D.C.

John W. Johnstone          Chairman, President and Chief
                           Executive Officer, Olin
                           Corporation
                           Norwalk, Connecticut

Marilyn E. LaMarche        Limited Managing Director,
                           Lazard Freres & Company
                           New York, New York

Philip R. McLoughlin       Executive Vice President and Chief
                           Investment Officer, Phoenix Home
                           Life Mutual Insurance Company
                           Hartford, Connecticut

Indra K. Nooyi             Senior Vice President,
                           PepsiCo, Inc.
                           Purchase, New York

Robert F. Vizza            President and Chief Executive
                           Officer, St. Francis Hospital
                           Roslyn, New York

Robert G. Wilson           Chairman and Chief Financial
                           Officer, Lending Tree, Inc.,
                           Charlotte, North Carolina;
                           Chairman and President,
                           Ziani International Capital, Inc.,
                           Miami, Florida; formerly General
                           Partner, Goldman Sachs & Company,
                           New York, New York;
                           Vice Chairman, Carter Kaplan &
                           Company, Richmond, Virginia; and
                           Chairman and Chief Executive
                           Officer, Ecologic
                           Waste Services, Inc.
                           Miami, Florida

Dona D. Young              Executive Vice President,
                           Individual Insurance and General
                           Counsel, Phoenix Home Life Mutual
                           Insurance Company Hartford,
                           Connecticut

EXECUTIVE OFFICERS         PRINCIPAL OCCUPATION

Robert W. Fiondella        Chairman of the Board, President
                           and Chief Executive Officer

Richard H. Booth           Executive Vice President,
                           Strategic Development

Carl T. Chadburn           Executive Vice President

Philip R. McLoughlin       Executive Vice President and Chief
                           Investment Officer

David W. Searfoss          Executive Vice President and Chief
                           Financial Officer

Dona D. Young              Executive Vice President,
                           Individual Insurance and General
                           Counsel

Kelly J. Carlson           Senior Vice President, Business
                           Practices

Robert G. Chipkin          Senior Vice President and
                           Corporate Actuary

Martin J. Gavin            Senior Vice President,
                           Trust Operations

Randall C. Giangiulio      Senior Vice President,
                           Group Life and Health

Edward P. Hourihan         Senior Vice President,
                           Information Systems

Joseph E. Kelleher         Senior Vice President,
                           Underwriting and Operations

Robert G. Lautensack, Jr.  Senior Vice President,
                           Individual Line Financial

Maura L. Melley            Senior Vice President,
                           Public Affairs

Scott C. Noble             Senior Vice President

David R. Pepin             Senior Vice President

Robert E. Primmer          Senior Vice President,
                           Distribution and Sales

Frederick W. Sawyer, III   Senior Vice President

Simon Y. Tan               Senior Vice President, Market and
                           Product Development

Anthony J. Zeppetella      Senior Vice President,
                           Corporate Portfolio Management

Walter H. Zultowski        Senior Vice President, Marketing
                           and Market Research; formerly
                           Senior Vice President,
                           LIMRA International,
                           Hartford, Connecticut

    The above positions reflect the last held position in our parent company, Phoenix Home Life Mutual Insurance Company, during the last five years.

SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the VUL Account. The assets of the VUL Account are kept physically segregated and held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the Funds.


SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), in which Phoenix owns a majority interest.

    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these Policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the Policies.


STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of New York insurance laws applicable to stock life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the VUL Account and the GIA. This regulation does not include, however, any supervision over the investment policies of the VUL Account.


REPORTS
--------------------------------------------------------------------------------
    All Policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. We are not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the Policies.


LEGAL MATTERS
--------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of Phoenix, its authority to issue variable life insurance Policies and the validity of the Policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This Prospectus is a summary of the contents of the Policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, Phoenix and the Policy.


YEAR 2000 ISSUE
--------------------------------------------------------------------------------
    Many existing computer programs use only two digits to identify the year in a date field. This is commonly referred to as the "Year 2000 Issue." Companies must consider the impact of the upcoming change in the century on their computer systems. The Year 2000 Issue, if not adequately addressed, could result in computer system failures or miscalculations causing disruptions of operations and the possible inability of companies to process transactions. We believe that the Year 2000 Issue is an important business priority requiring careful analysis of every business system in order to be assured that all information systems applications are century compliant.

    We have been addressing the Year 2000 Issue in earnest since 1995 when, with consultants, a comprehensive inventory and assessment of all business systems, including those of our subsidiaries, was conducted. We have identified and are now actively pursuing a number of strategies to address the issue, including:

[diamond] upgrading systems with compliant versions;

[diamond] developing or acquiring new systems to replace those that are obsolete;

[diamond] and remediating existing systems by converting code or hardware.

    Based on current assessments, we expect to have our computer systems remediated and tested by June 1999. In addition, Phoenix is examining the status of its third-party vendors, obtaining assurances that their software and hardware products will be century compliant by 1999.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The consolidated financial statements of Phoenix contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available for the period ended December 31, 1998.

PHOENIX HOME LIFE MUTUAL
INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------



Report of Independent Accountants.............................................28

Consolidated Balance Sheet at December 31, 1998 and 1997......................29

Consolidated Statement of Income, Comprehensive Income and Equity
 for the Years Ended December 31, 1998, 1997 and 1996 ........................30

Consolidated Statement of Cash Flows for the Years Ended
 December 31, 1998, 1997 and 1996.............................................31

Notes to Consolidated Financial Statements ................................32-63

[PRICEWATERHOUSECOOPERS logo and address]







                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As indicated in Note 19, the company has revised the accounting for leveraged leases.



/s/ PricewaterhouseCoopers LLP

February 11, 1999, except as to Note 20, which is as of April 27, 1999

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                        DECEMBER 31,
                                                                              1998                        1997
                                                                                       (IN THOUSANDS)
ASSETS
Investments:
Held-to-maturity debt securities, at amortized cost                         $ 1,881,687                 $ 1,554,905
Available-for-sale debt securities, at fair value                             6,693,540                   5,659,061
Equity securities, at fair value                                                304,545                     335,888
Mortgage loans                                                                  797,343                     927,501
Real estate                                                                      91,975                     321,757
Policy loans                                                                  2,008,260                   1,986,728
Other invested assets                                                           377,326                     319,088
Short-term investments                                                          240,911                   1,078,276
                                                                            -----------                 -----------
Total investments                                                            12,395,587                  12,183,204

Cash and cash equivalents                                                       132,634                     159,307
Accrued investment income                                                       173,312                     149,566
Deferred policy acquisition costs                                             1,076,635                   1,038,407
Premiums, accounts and notes receivable                                         120,928                      99,468
Reinsurance recoverables                                                         96,676                      66,649
Property and equipment, net                                                     153,425                     156,190
Goodwill and other intangible assets, net                                       527,029                     541,499
Other assets                                                                     46,060                      61,087
Separate account assets                                                       4,798,949                   4,082,255
                                                                            -----------                 -----------
Total assets                                                                $19,521,235                 $18,537,632
                                                                            ===========                 ===========

LIABILITIES
Policy liabilities and accruals                                             $11,810,202                 $11,334,014
Securities sold subject to repurchase agreements                                                            137,473
Notes payable                                                                   449,252                     471,085
Deferred income taxes                                                           111,912                     150,440
Other liabilities                                                               555,352                     585,467
Separate account liabilities                                                  4,798,949                   4,082,255
                                                                            -----------                 -----------
Total liabilities                                                            17,725,667                  16,760,734
                                                                            -----------                 -----------
Contingent liabilities (Note 17)
MINORITY INTEREST IN NET ASSETS
 OF CONSOLIDATED SUBSIDIARIES
                                                                                 91,884                     136,514
                                                                            -----------                 -----------

EQUITY
Retained earnings                                                             1,609,393                   1,484,620
Accumulated other comprehensive income                                           94,291                     155,764
                                                                             -----------                 -----------
Total equity                                                                  1,703,684                   1,640,384
                                                                            -----------                 -----------
Total liabilities and equity                                                $19,521,235                 $18,537,632
                                                                            ===========                 ===========

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                                          1998            1997           1996
                                                                                     (IN THOUSANDS)
REVENUES
Premiums                                                                 $1,852,801      $1,640,606    $1,518,822
Insurance and investment product fees                                       619,476         468,030       421,058
Net investment income                                                       898,884         771,346       711,595
Net realized investment gains                                                63,562         111,465        77,422
                                                                         ----------      ----------    ----------
 Total revenues                                                           3,434,723       2,991,447     2,728,897
                                                                         ----------      ----------    ----------

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss
 adjustment expenses                                                      1,930,384       1,633,633     1,529,573
Policyholder dividends                                                      351,805         343,725       311,739
Policy acquisition expenses                                                 290,585         192,886       172,379
Amortization of goodwill and other intangible assets                         29,248          16,393        15,610
Interest expense                                                             29,889          28,147        17,570
Other operating expenses                                                    592,420         542,897       489,203
                                                                         ----------      ----------    ----------
  Total benefits, losses and expenses                                     3,224,331       2,757,681     2,536,074
                                                                         ----------      ----------    ----------

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                            210,392         233,766       192,823

Income taxes                                                                 75,152          58,177        80,683
                                                                         ----------      ----------    ----------

INCOME BEFORE MINORITY INTEREST                                             135,240         175,589       112,140

Minority interest in net income of consolidated subsidiaries                 10,467           8,882         8,902
                                                                         ----------      ----------    ----------

NET INCOME                                                                  124,773         166,707       103,238
                                                                         ----------      ----------    ----------

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAXES
Unrealized (losses) gains on securities                                     (46,967)         98,287        42,493
Reclassification adjustment for net realized gains
   included in net income                                                   (12,980)        (30,213)      (28,580)
Minimum pension liability adjustment                                         (1,526)         (2,101)        1,241
                                                                         ----------      ----------    ----------
  Total other comprehensive income (loss)                                   (61,473)         65,973        15,154
                                                                         ----------      ----------    ----------

COMPREHENSIVE INCOME                                                         63,300         232,680       118,392
                                                                         ----------      ----------    ----------

EQUITY, BEGINNING OF YEAR - RESTATED (NOTE 19)                            1,640,384       1,407,704     1,289,312
                                                                         ----------      ----------    ----------

EQUITY, END OF YEAR                                                      $1,703,684      $1,640,384    $1,407,704
                                                                         ==========      ==========    ==========




        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
                                                                               1998           1997          1996
                                                                                          (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                                 $  124,773     $  166,707     $  103,238

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY OPERATIONS
  Net realized investment gains                                                 (63,562)      (111,465)       (77,422)
  Amortization and depreciation                                                  60,580         90,565         64,870
  Equity in undistributed earnings of affiliates and partnerships               (25,110)       (34,057)       (22,037)
  Deferred income taxes (benefit)                                                (9,274)         3,663         16,126
  (Increase) decrease in receivables                                            (75,233)       (49,172)         5,955
  Increase in deferred policy acquisition costs                                 (31,534)       (48,860)       (61,985)
  Increase in policy liabilities and accruals                                   487,312        512,476        559,724
  Increase (decrease) in other assets/other liabilities, net                     53,194         44,269        (66,337)
  Other, net                                                                      3,412          5,417           (320)
                                                                              ---------     ----------     ----------
    Net cash provided by operating activities                                   524,558        579,543       521,812
                                                                              ---------     ----------     ----------

CASH FLOW FROM INVESTING ACTIVITIES
  Proceeds from sales, maturities or repayments
    of available-for-sale debt securities                                     1,446,990      1,187,943      1,348,809
  Proceeds from maturities or repayments of held-to-maturity
    debt securities                                                             306,183        217,302        118,596
  Proceeds from disposals of equity securities                                   45,204         51,373        382,359
  Proceeds from mortgage loan maturities or repayments                          200,419        164,213        151,760
  Proceeds from sale of real estate and other invested assets                   458,467        218,874        127,440
  Purchase of available-for-sale debt securities                             (2,568,971)    (1,689,479)    (1,909,086)
  Purchase of held-to-maturity debt securities                                 (631,974)      (225,722)      (385,321)
  Purchase of equity securities                                                 (86,472)       (88,573)      (215,104)
  Purchase of subsidiaries                                                       (6,647)      (246,400)
  Purchase of mortgage loans                                                    (75,974)      (140,831)      (200,683)
  Purchase of real estate and other invested assets                            (201,424)       (90,593)      (157,077)
  Change in short-term investments, net                                         837,365         58,384        110,503
  Increase in policy loans                                                      (21,532)       (59,699)       (49,912)
  Capital expenditures                                                          (23,935)       (41,504)        (3,543)
  Other investing activities, net                                                (6,540)        (1,750)        (5,898)
                                                                              ---------     ----------     ----------
    Net cash used for investing activities                                     (328,841)      (686,462)      (687,157)
                                                                              ---------     ----------     ----------

CASH FLOW FROM FINANCING ACTIVITIES
  Withdrawals of contractholder deposit funds,
    net of deposits and interest credited                                       (11,124)       (17,902)        (6,301)
  (Repayment of)/proceeds from securities sold
    subject to repurchase agreements                                           (137,472)       137,472
  Proceeds from borrowings                                                          136        215,359        226,082
  Repayment of borrowings                                                       (63,328)      (234,703)        (2,400)
  Dividends paid to minority shareholders in consolidated subsidiaries           (4,938)        (6,895)        (6,245)
  Other financing activities                                                     (5,664)
                                                                              ---------     ----------     ----------
    Net cash provided by (used for) financing activities                       (222,390)        93,331        211,136
                                                                              ---------     ----------     ----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                         (26,673)       (13,588)        45,791

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                    159,307        172,895        127,104
                                                                              ---------     ----------     ----------

CASH AND CASH EQUIVALENTS, END OF YEAR                                       $  132,634     $  159,307     $  172,895
                                                                              =========     ==========     ==========

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid, net                                                   $   44,508     $   76,167     $   76,157
    Interest paid on indebtedness                                            $   32,834     $   32,300     $   19,214

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Home Life Mutual Insurance Company (Phoenix) and its subsidiaries market a wide range of insurance and investment products and services including individual participating life insurance, variable life insurance, group life and health insurance, life and health reinsurance, annuities, investment advisory and mutual fund distribution services and insurance agency and brokerage operations, primarily based in the United States. These products and services are distributed among five reportable segments:
    Individual Insurance, Life Reinsurance, Group Life and Health Insurance, Securities Management and All Other. See Note 10 for segment information.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Phoenix and significant subsidiaries. Less than majority-owned entities in which Phoenix has significant influence over operating and financial policies and generally at least a 20% ownership interest are reported on the equity basis.

    These consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant intercompany accounts and transactions have been eliminated. Amounts for 1997 and 1996 have been retroactively restated to account for income from leveraged lease investments (see Note 19). Certain reclassifications have been made to the 1997 and 1996 amounts to conform with the 1998 presentation.

    VALUATION OF INVESTMENTS

    Investments in debt securities include bonds, asset-backed securities including collateralized mortgage obligations and redeemable preferred stocks. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

    Equity securities are reported at fair value based principally on their quoted market prices with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

    Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

    Short-term investments are carried at amortized cost, which approximates fair value.

    Partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. These earnings or losses are included in investment income. Prior to 1998, for venture capital partnerships, this activity was reflected in capital gains and losses. Such earnings and losses included in prior year financial statements have been reclassified to reflect this change.

    Beginning in 1998, leveraged lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Prior to 1998, leveraged lease investments were carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. Prior years have been restated to reflect these changes (see Note 19).

    Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and deferred policy acquisition costs.

    FINANCIAL INSTRUMENTS

    In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt, investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps and interest rate floors. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

    Phoenix also uses interest rate swaps and futures contracts as hedges for asset/liability management of fixed income investments and certain liabilities. Realized gains and losses on these contracts are deferred and amortized over the life of the hedged asset or liability.

    Phoenix enters into interest rate floor contracts to hedge against significant declines in interest rates by locking in a minimum interest rate amount that will be received on future reinvestments in terms of an underlying treasury yield. Phoenix does not enter into interest rate floor contracts for trading purposes. The excess of a predetermined (strike) rate over a reference (index) rate is recognized in investment income when received or paid.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of revenues, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

    For individual participating life insurance business, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

    For universal life, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

    GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Other intangible assets are amortized on a straight-line basis over the estimated lives of such assets. Management periodically reevaluates the propriety of the carrying value of goodwill and other intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

    SEPARATE ACCOUNTS

    Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

    POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

    POLICYHOLDERS' DIVIDENDS

    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro rata portion of the dividends payable on the next anniversary of each policy. Phoenix also establishes a liability for termination dividends.

    INCOME TAXES

    Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for 1998 and prior years. Entities included within the consolidated group are segregated into either a life insurance or nonlife insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible nonlife tax losses that can be applied to offset life company taxable income.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

    As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus.

    RECENT ACCOUNTING PRONOUNCEMENTS

    Phoenix adopted Statement of Financial Accounting Standard (SFAS) No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

    In 1998, Phoenix adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement supersedes SFAS No. 14, "Financial Reporting for Segments of a

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Business Enterprise," replacing the "industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of Phoenix's reportable segments. The adoption of this statement did not affect the results of operations or financial position but did affect the disclosure of segment information.

    In 1998, Phoenix adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which amends SFAS No. 87, "Employers' Accounting for Pensions," No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions." The new statement revises and standardizes employers' disclosures about pension and other postretirement benefit plans. Adoption of this statement did not affect the results of operations or financial position of the company.

    On June 15, 1998, The Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement, effective for all years beginning after June 15, 1999, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designed as part of a hedge transaction and, if it is, the type of hedge transaction. Management anticipates that, due to its limited use of derivative instruments, the adoption of this statement will not have a significant effect on Phoenix's results of operations or its financial position.

3.  SIGNIFICANT TRANSACTIONS

    DIVIDEND SCALE REDUCTION

    Due to the decline of interest rates in the financial markets to historic lows and the strong likelihood that such levels will be sustained, Phoenix carefully reviewed and considered a change in its dividend scale. As a result, in October 1998, Phoenix's Board of Directors voted to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies are being reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998.

    REAL ESTATE SALES

    On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309 million in cash. This transaction, along with the sale of 18 other properties and partnerships during the year, which had a carrying value of $36.7 million, resulted in after-tax gains of approximately $49.6 million. As of December 31,1998, Phoenix has 7 commercial real estate properties remaining with a carrying value of $55.7 million and 10 joint venture real estate partnerships with a carrying value of $36.3 million.

    PHOENIX INVESTMENT PARTNERS, LTD.

    On December 3, 1998, Phoenix Investment Partners completed the sale of its 49% interest in Canadian investment firm Beutel, Goodman & Company, Ltd. for $47 million. Phoenix Investment Partners received $37 million in cash and a $10 million three-year interest bearing note. The transaction resulted in a before-tax gain of approximately $17.5 million. Phoenix's interest represents an after-tax realized gain of approximately $6.8 million.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    On September 3, 1997, Phoenix Investment Partners acquired Pasadena Capital Corporation, the parent company of Roger Engemann & Associates, Inc. for approximately $214 million. Pasadena Capital managed over $7 billion in assets at December 31, 1998, primarily individual accounts.

    On July 17, 1997, Phoenix Investment Partners acquired a majority interest in GMG/Seneca Capital Management LLC, renamed Seneca Capital Management, for approximately $37.5 million. Seneca Capital Management managed $6 billion in assets at December 31, 1998.

    The purchase price for Pasadena Capital and Seneca Capital Management represented the consideration paid and the direct costs incurred by Phoenix Investment Partners to purchase Pasadena Capital and a majority interest in Seneca Capital Management. The excess of the purchase price over the fair value of the acquired net tangible assets of these companies totaled approximately $212.8 million. Of this excess purchase price, $110.2 million was classified as identifiable intangible assets, primarily associated with investment management contracts, which are being amortized over their estimated average useful life of 13 years using the straight line method. The remaining excess purchase price of $142.5 million was classified as goodwill and is being amortized over 40 years using the straight line method.

    Phoenix owns approximately 60% of the outstanding Phoenix Investment Partners' common stock. In addition, Phoenix owns 45% of Phoenix Investment Partners' convertible subordinated debentures.

    CONFEDERATION LIFE

    On December 31, 1997, Phoenix acquired the individual life and single-premium deferred annuity business of the former Confederation Life Insurance Company. Confederation Life, a Canadian mutual life insurer, was placed in liquidation during August of 1994. The blocks of business acquired were part of Confederation Life's U.S. branch operations and were covered under the rehabilitation plan approved by a Michigan circuit court. Approximately 40,000 policies with annualized premium of $122.8 million were included in the acquisition under an assumption reinsurance contract. Pursuant to initiation of the contract and the closing on December 31, 1997, Phoenix recorded all balances reinsured using the purchase accounting method. The value of reserves and liabilities acquired totaled $1.4 billion and exceeded the assets received, principally cash and short-term investments. The $141.3 million difference, which does not exceed the estimated present value of future profits of the acquired business, was recorded as deferred acquisition costs.

    SURPLUS NOTES

    On November 25, 1996, Phoenix issued $175 million of surplus notes with a 6.95% interest rate scheduled to mature on December 1, 2006. There are no sinking fund provisions in the notes. The notes are classified as notes payable in the Consolidated Balance Sheet.

    The notes were issued in accordance with Section 1307 (Contingent Liability for Borrowings) of the New York Insurance Law and, accordingly, interest and principal payments cannot be made without the approval of the New York Insurance Department.

    The notes were issued pursuant to Rule 144A (Private Resales of Securities to Institutions) under the Securities Act of 1933 underwritten by Bear, Stearns & Co. Inc., Chase Securities Inc. and Merrill Lynch & Co. and are administered by Bank of New York as registrar/paying agent.

    ABERDEEN ASSET MANAGEMENT PLC

    As of December 31, 1998, PM Holdings owned 10% of the outstanding common stock of Aberdeen Asset Management, a Scottish asset management firm. The investment is reported on the equity basis and classified as other invested assets in the Consolidated Balance Sheet.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    In addition, on April 15, 1996, Phoenix purchased a 7% convertible subordinated note issued by Aberdeen Asset Management for $37.5 million. The note, which matures on March 29, 2003, may be converted into shares which would be equivalent to approximately 10% of Aberdeen Asset Management's then outstanding common stock. The note is also classified as other invested assets in the Consolidated Balance Sheet.

    In the spring of 1996, Phoenix and Aberdeen Asset Management joined together to form Phoenix-Aberdeen International Advisors, LLC, an SEC registered investment advisor that, in conjunction with Phoenix Investment Partners and Aberdeen Asset Management, develops and markets investment products in the United States and the United Kingdom.

4.  INVESTMENTS

    Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

    DEBT AND EQUITY SECURITIES

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1998 were as follows:

                                                                        GROSS            GROSS
                                                     AMORTIZED       UNREALIZED        UNREALIZED        FAIR
                                                        COST            GAINS            LOSSES         VALUE
                                                                           (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds            $   10,562       $      643      $       (78)       $   11,127
    Foreign government bonds                              3,036                              (743)            2,293
    Corporate securities                              1,695,789           98,896          (13,823)        1,780,862
    Mortgage-backed securities                          172,300            6,201              (12)          178,489
                                                     ----------       ----------      -----------        ----------

      Total                                           1,881,687          105,740          (14,656)        1,972,771
                                                     ----------       ----------      -----------        ----------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                    497,089           34,454             (422)          531,121
    State and political subdivision bonds               529,977           43,622             (104)          573,495
    Foreign government bonds                            293,968           28,814          (18,691)          304,091
    Corporate securities                              1,993,720          110,525          (36,656)        2,067,589
    Mortgage-backed securities                        3,121,690          110,172          (14,618)        3,217,244
                                                     ----------       ----------      -----------        ----------

      Total                                           6,436,444          327,587          (70,491)        6,693,540
                                                     ----------       ----------      -----------        ----------

      TOTAL DEBT SECURITIES                          $8,318,131       $  433,327      $   (85,147)       $8,666,311
                                                     ----------       ----------      -----------        ----------

    EQUITY SECURITIES                                $  223,915       $  102,018      $   (21,388)       $  304,545
                                                     ==========       ==========      ===========        ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1997 were as follows:

                                                                         GROSS              GROSS
                                                      AMORTIZED        UNREALIZED         UNREALIZED            FAIR
                                                         COST            GAINS              LOSSES              VALUE
                                                                               (IN THOUSANDS)

    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds               $   11,041        $     569        $       (8)        $   11,602
    Foreign government bonds                                 3,032               15              (115)             2,932
    Corporate securities                                 1,521,033          103,267            (2,042)         1,622,258
    Mortgage-backed securities                              19,799              949                               20,748
                                                        ----------        ---------        ----------         ----------

      Total                                              1,554,905          104,800            (2,165)         1,657,540
                                                        ----------        ---------        ----------         ----------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                       501,190           25,020              (636)           525,574
    State and political subdivision bonds                  474,123           32,896            (3,477)           503,542
    Foreign government bonds                               248,831           26,303            (5,992)           269,142
    Corporate securities                                 1,384,503           97,943            (4,403)         1,478,043
    Mortgage-backed securities                           2,786,278           99,785            (3,303)         2,882,760
                                                        ----------        ---------        ----------         ----------

      Total                                              5,394,925          281,947           (17,811)         5,659,061
                                                        ----------        ---------        ----------         ----------

      TOTAL DEBT SECURITIES                             $6,949,830       $  386,747        $  (19,976)        $7,316,601
                                                        ----------        ---------        ----------         ----------

    EQUITY SECURITIES                                   $  158,217       $  190,669        $  (12,998)        $  335,888
                                                        ==========        =========        ==========         ==========


    The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 1998 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                                                              HELD-TO-MATURITY                   AVAILABLE-FOR-SALE
                                                         AMORTIZED           FAIR            AMORTIZED           FAIR
                                                           COST              VALUE             COST              VALUE
                                                                                 (IN THOUSANDS)

    Due in one year or less                             $    75,505       $    66,367       $    58,513       $    59,953
    Due after one year through five years                   512,131           535,084           460,182           481,790
    Due after five years through ten years                  672,533           710,988           948,676           983,590
    Due after ten years                                     449,218           481,843         1,847,383         1,950,963
    Mortgage-backed securities                              172,300           178,489         3,121,690         3,217,244
                                                        -----------       -----------       -----------       -----------

    Total                                               $ 1,881,687       $ 1,972,771       $ 6,436,444       $ 6,693,540
                                                        ===========       ===========       ===========       ===========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Carrying values for investments in mortgage-backed securities, excluding U.S. government guaranteed investments, were as follows:

                                                                                      DECEMBER 31,
                                                                                 1998              1997
                                                                                     (IN THOUSANDS)

             Planned amortization class                                        $  433,668         $  554,425
             Asset-backed                                                         910,594            594,128
             Mezzanine                                                            280,162            328,539
             Commercial                                                           641,485            556,155
             Sequential pay                                                       982,576            680,397
             Pass through                                                         119,065            132,522
             Other                                                                 21,994             56,393
                                                                               ----------         ----------

             Total mortgage-backed securities                                  $3,389,544         $2,902,559
                                                                               ==========         ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    MORTGAGE LOANS AND REAL ESTATE

    Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.


    Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                   MORTGAGE LOANS                            REAL ESTATE
                                                    DECEMBER 31,                             DECEMBER 31,
                                             1998                    1997             1998                1997
                                                   (IN THOUSANDS)                           (IN THOUSANDS)
    PROPERTY TYPE:
    Office buildings                        $221,244               $246,500          $ 38,343            $180,743
    Retail                                   203,927                231,886            36,858             108,907
    Apartment buildings                      261,894                303,990            21,553              20,560
    Industrial buildings                     121,789                162,008             1,600              39,810
    Other                                     19,089                 18,917                32                 238
    Valuation allowances                     (30,600)               (35,800)           (6,411)            (28,501)
                                            --------               --------          --------            --------
    Total                                   $797,343               $927,501          $ 91,975            $321,757
                                            ========               ========          ========            ========

    GEOGRAPHIC REGION:
    Northeast                               $169,368               $222,975          $ 47,709            $ 92,513
    Southeast                                213,916                257,376                32              85,781
    North central                            176,683                189,163            11,453              63,751
    South central                             98,956                 79,092            22,649              58,954
    West                                     169,020                214,695            16,543              49,259
    Valuation allowances                     (30,600)               (35,800)           (6,411)            (28,501)
                                            --------               --------          --------            --------
    Total                                   $797,343               $927,501          $ 91,975            $321,757
                                            ========               ========          ========            ========


    At December 31, 1998, scheduled mortgage loan maturities were as follows:
    1999--$99 million; 2000--$81 million; 2001--$87 million; 2002--$29 million;
    2003--$107 million; and $394 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $2.3 million and $8.6 million of its mortgage loans during 1998 and 1997, respectively, based on terms which differed from those granted to new borrowers.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:

                                  BALANCE AT                                                          BALANCE AT
                                  JANUARY 1,              ADDITIONS               DEDUCTIONS         DECEMBER 31,
                                                                    (IN THOUSANDS)
    1998
    Mortgage loans                  $ 35,800               $ 50,603                 $(55,803)             $30,600
    Real estate                       28,501                  5,108                  (27,198)               6,411
                                    --------               --------                 --------              -------
    Total                           $ 64,301               $ 55,711                 $(83,001)             $37,011
                                    ========               ========                 ========              =======

    1997
    Mortgage loans                  $ 48,399               $  6,731                 $(19,330)             $35,800
    Real estate                       47,509                  4,201                  (23,209)              28,501
                                    --------               --------                 --------              -------
    Total                           $ 95,908               $ 10,932                 $(42,539)             $64,301
                                    ========               ========                 ========              =======

    1996
    Mortgage loans                  $ 65,807               $  7,640                 $(25,048)             $48,399
    Real estate                       83,755                  2,526                  (38,772)              47,509
                                    --------               --------                 --------              -------
    Total                           $149,562               $ 10,166                 $(63,820)             $95,908
                                    ========               ========                 ========              =======

    NONINCOME-PRODUCING MORTGAGE LOANS AND BONDS

    The net carrying values of nonincome-producing mortgage loans were $15.6 million and $7.0 million at December 31, 1998 and 1997, respectively. The net carrying value of nonincome-producing bonds was $22.3 million at December 31, 1998. There were no nonincome-producing bonds at December 31, 1997.

    INTEREST RATE SWAPS AND INTEREST RATE FLOORS

    The notional amounts of Phoenix's interest rate swaps were $416.0 million and $272.9 million at December 31, 1998 and 1997, respectively. Weighted average received and paid rates were 6.24% and 5.79%, for 1998. The increase in net investment income related to interest rate swap contracts was $1.9 million and $.7 million for the years ended December 31, 1998 and 1997, respectively. The fair value of these interest rate swap agreements as of December 31, 1998 and 1997 were $11.0 million and $9.4 million, respectively. These agreements do not require the exchange of underlying principal amounts, and accordingly Phoenix's maximum exposure to credit risk is the difference in interest payments exchanged.

    During 1998, Phoenix entered into several interest rate floor contracts. The notional amount of Phoenix's interest rate floor contracts was $570.0 million at December 31, 1998. The weighted average strike rate was 4.59% for 1998. The excess of the strike rates over the index rates (5- and 10-year constant maturity treasury yields) was not significant. The fair value of these interest rate floors at December 31, 1998 was $1.4 million. These contracts do not require payment of notional principal.

    Management of Phoenix considers the likelihood of any material loss on these guarantees or interest rate swaps or floors to be remote.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    OTHER INVESTED ASSETS

    Other invested assets, consisting primarily of partnership interests and equity in unconsolidated affiliates, were as follows:

                                                                                      DECEMBER 31,
                                                                             1998                      1997
                                                                                     (IN THOUSANDS)

          Venture capital equity partnerships                              $140,591                  $ 88,228
          Transportation and equipment leases                                80,953                    78,024
          Affordable housing partnerships                                    10,854
          Investment in Aberdeen Asset Management                            72,257                    70,317
          Investment in Beutel, Goodman & Co. Ltd.                                                     31,214
          Investment in other affiliates                                     23,387                     5,453
          Seed money in separate accounts                                    26,587                    41,297
          Other partnership interests                                        22,697                     4,555
                                                                           --------                  --------
          Total other invested assets                                      $377,326                  $319,088
                                                                           ========                  ========

    NET INVESTMENT INCOME

    The components of net investment income for the year ended December 31, were as follows:

                                                    1998                       1997                       1996
                                                                         (IN THOUSANDS)

          Debt securities                           $598,892                  $509,702                   $469,713
          Equity securities                            6,469                     4,277                      4,689
          Mortgage loans                              83,101                    85,662                     84,318
          Policy loans                               146,477                   122,562                    117,742
          Real estate                                 38,338                    18,939                     21,799
          Leveraged leases                             2,746                     2,692                      3,286
          Other invested assets                       22,364                    31,365                     18,751
          Short-term investments                      23,825                    18,768                     18,688
                                                    --------                  --------                   --------
          Sub-total                                  922,212                   793,967                    738,986
          Less investment expenses                    23,328                    22,621                     27,391
                                                    --------                  --------                   --------
          Net investment income                     $898,884                  $771,346                   $711,595
                                                    ========                  ========                   ========

    Investment income of $8.4 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1998. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

    The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $40.8 million and $51.3 million at December 31, 1998 and 1997, respectively. Interest income on restructured

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.9 million, $5.3 million and $3.1 million in 1998, 1997 and 1996, respectively. Actual interest income on these loans included in net investment income was $4.0 million, $3.8 million and $5.2 million in 1998, 1997 and 1996, respectively.

    INVESTMENT GAINS AND LOSSES

    Net unrealized gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                              1998                1997                   1996
                                                                             (IN THOUSANDS)

    Debt securities                                        $ (7,040)              $112,194               $(70,986)
    Equity securities                                       (91,880)                74,547                 40,803
    Deferred policy acquisition costs                         6,694                (80,603)                51,528
    Deferred income taxes                                   (32,279)                38,064                  7,432
                                                           --------               --------               --------

    Net unrealized investment (losses) gains
      on securities available-for-sale                     $(59,947)              $ 68,074               $ 13,913
                                                           ========               ========               ========

    Realized investment gains and losses for the year ended December 31, were as follows:

                                                              1998                 1997                   1996
                                                                             (IN THOUSANDS)

    Debt securities                                         $(4,295)              $ 19,315               $(10,476)
    Equity securities                                        11,939                 26,290                 59,794
    Mortgage loans                                           (6,895)                 3,805                  2,628
    Real estate                                              67,522                 44,668                 24,711
    Other invested assets                                    (4,709)                17,387                    765
                                                           --------               --------               --------

    Net realized investment gains                          $ 63,562               $111,465               $ 77,422
                                                           ========               ========               ========

    The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:

                                                           1998                    1997                   1996
                                                                              (IN THOUSANDS)

         Proceeds from disposals                           $912,696               $821,339              $1,118,594
         Gross gains on sales                              $ 17,442               $ 27,954              $   12,547
         Gross losses on sales                             $ 33,641               $  5,309              $   25,575

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill and other intangible assets were as follows:

                                                                                            DECEMBER 31,
                                                                                      1998               1997
                                                                                           (IN THOUSANDS)
    Phoenix Investment Partners' gross amounts:
      Goodwill                                                                        $321,793           $321,932
      Investment management contracts                                                  169,006            167,788
      Noncompete covenant                                                                5,000              5,000
      Other                                                                                472              1,220
                                                                                      --------           --------
    Totals                                                                             496,271            495,940
                                                                                      --------           --------

    Other gross amounts:
      Goodwill                                                                          79,217             65,585
      Client listings                                                                   48,111             45,441
      Intangible asset related to pension plan benefits                                 16,229             18,032
      Other                                                                              1,690                279
                                                                                      --------           --------
    Totals                                                                             145,247            129,337
                                                                                      --------           --------

    Total gross goodwill and other intangible assets                                   641,518            625,277

    Accumulated amortization - Phoenix Investment Partners                             (49,615)           (27,579)
    Accumulated amortization - other                                                   (64,874)           (56,199)
                                                                                      --------           --------

    Total net goodwill and other intangible assets                                    $527,029           $541,499
                                                                                      ========           ========




    In 1997, American Phoenix Corporation wrote down the carrying value of its goodwill and other intangible assets by $18.8 million. This impairment loss is included in other operating expenses in the Consolidated Statement of Income, Comprehensive Income and Equity.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  NOTES PAYABLE

                                                                                            DECEMBER 31,
                                                                                   1998                     1997
                                                                                           (IN THOUSANDS)

      Short-term debt                                                             $ 20,463                 $ 15,539
      Bank borrowings                                                              205,778                  263,732
      Notes payable                                                                  5,438                   14,632
      Subordinated debentures                                                       41,359
      Surplus notes                                                                175,000                  175,000
      Secured debt                                                                   1,214                    2,182
                                                                                  --------                 --------

      Total notes payable                                                         $449,252                 $471,085
                                                                                  ========                 ========

    Phoenix has various lines of credit established with major commercial banks. As of December 31, 1998, Phoenix had outstanding balances totaling $219.7 million. The total unused credit was $190.7 million. Interest rates ranged from 5.24% to 7.98% in 1998.

    Maturities of other indebtedness are as follows: 1999--$20.5 million; 2000--$38.3 million; 2001--$29.2 million; 2002--$318.3 million; 2003--$1.1 million; 2004 and thereafter--$41.9 million.

    Interest expense was $29.9 million, $32.5 million and $18.0 million for the years ended December 31, 1998, 1997 and 1996, respectively.

7.  INCOME TAXES

    A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:

                                                         1998                      1997                      1996
                                                                              (IN THOUSANDS)

 Income taxes
   Current                                               $80,322                  $54,514                   $59,673
   Deferred                                               (5,170)                   3,663                    21,010
                                                         -------                  -------                   -------

 Total                                                   $75,152                  $58,177                   $80,683
                                                         =======                  =======                   =======

    The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):

                                                        1998                 1997                    1996
                                                                   %                      %                     %

     Income tax expense at statutory rate             $73,637      35       $81,818       35        $67,488     35
     Dividend received deduction and
       tax-exempt interest                             (3,691)     (1)       (2,513)      (1)        (2,107)    (1)
     Other, net                                         5,206       2        (8,017)      (4)         2,736      1
                                                      -------      --       -------       --         ------     --
                                                       75,152      36        71,288       30         68,117     35

     Differential earnings (equity tax)                                     (13,111)      (5)        12,566      7
                                                      -------      --       -------       --         ------     --

     Income taxes                                     $75,152      36       $58,177       25        $80,683     42
                                                      =======      ==       =======       ==        =======     ==

    The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                                                         DECEMBER 31,
                                                                              1998                        1997
                                                                                       (IN THOUSANDS)

     Deferred policy acquisition costs                                      $  301,337                 $  303,500
     Unearned premium/deferred revenue                                        (148,112)                  (139,817)
     Impairment reserves                                                       (23,393)                   (26,102)
     Pension and other postretirement benefits                                 (59,164)                   (56,643)
     Investments                                                               105,395                     83,821
     Future policyholder benefits                                             (141,130)                  (140,980)
     Other                                                                      28,730                     45,053
                                                                            ----------                 ----------
                                                                                63,663                     68,832
     Net unrealized investment gains                                            51,597                     84,134
     Minimum pension liability                                                  (3,348)                    (2,526)
                                                                            ----------                 ----------

     Deferred income tax liability, net                                     $  111,912                 $  150,440
                                                                            ==========                 ==========

    Gross deferred income tax assets totaled $375 million and $366 million at December 31, 1998 and 1997, respectively. Gross deferred income tax liabilities totaled $487 million and $516 million at December 31, 1998 and 1997, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1998 and 1997 will be realized.

    The Internal Revenue Service is currently examining Phoenix's tax returns for 1995 through 1997. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending tax matters.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.  PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

    PENSION PLANS

    Phoenix has a multi-employer, noncontributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a nonqualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

    Components of net periodic pension cost for the years ended December 31, were as follows:

                                                             1998                   1997                   1996
                                                                               (IN THOUSANDS)

    Components of net periodic benefit cost
          Service cost                                      $ 11,046               $ 10,278               $ 10,076
          Interest cost                                       22,958                 22,650                 22,661
          Expected return on plan assets                     (25,083)               (22,055)               (20,847)
          Amortization of net transition asset                (2,369)                (2,369)                (2,468)
          Amortization of prior service cost                   1,795                  1,795                    (22)
          Amortization of net (gain) loss                     (1,247)                    25                  1,867
                                                            --------               --------               --------
          Net periodic benefit cost                         $  7,100               $ 10,324               $ 11,267
                                                            ========               ========               ========

    In 1996, Phoenix offered an early retirement program which granted an additional benefit of five years of age and service. As a result of the early retirement program, Phoenix recorded an additional pension expense of $8.7 million for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:

                                                                                            DECEMBER 31,
                                                                                      1998                1997
                                                                                           (IN THOUSANDS)

    Change in projected benefit obligation
      Projected benefit obligation at beginning of year                         $ 335,436               $ 301,245
      Service cost                                                                 11,046                  10,278
      Interest cost                                                                22,958                  22,650
      Plan amendments                                                                                         171
      Actuarial loss                                                                1,958                  18,644
      Benefit payments                                                            (17,936)                (17,552)
                                                                                ---------               ---------
      Benefit obligation at end of year                                         $ 353,462               $ 335,436
                                                                                =========               =========

    Change in plan assets
      Fair value of plan assets at beginning of year                            $ 321,555               $ 283,245
      Actual return on plan assets                                                 58,225                  53,093
      Employer contributions                                                        2,975                   2,769
      Benefit payments                                                            (17,936)                (17,552)
                                                                                ---------               ---------
      Fair value of plan assets at end of year                                  $ 364,819               $ 321,555
                                                                                =========               =========

      Funded status of the plan                                                 $  11,357               $ (13,881)
      Unrecognized net transition asset                                           (14,217)                (16,586)
      Unrecognized prior service cost                                              16,185                  17,980
      Unrecognized net gain                                                       (75,921)                (45,986)
                                                                                ---------               ---------
      Net amount recognized                                                     $ (62,596)              $ (58,473)
                                                                                =========               =========

    Amounts recognized in the Consolidated Balance
      Sheet consist of:
      Accrued benefit liability                                                 $ (88,391)              $ (83,724)
      Intangible asset                                                             16,229                  18,032
      Accumulated other comprehensive income                                        9,566                   7,219
                                                                                ---------               ---------
                                                                                $ (62,596)              $ (58,473)
                                                                                =========               =========


    At December 31, 1998 and 1997, the nonqualified plan was unfunded and had projected benefit obligations of $57.2 million and $50.4 million, respectively. The accumulated benefit obligations as of December 31, 1998 and 1997 related to this plan were $48.4 million and $42.8 million, respectively, and are included in other liabilities.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $6.2 million and $4.7 million, net of income taxes, at December 31, 1998 and 1997, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the nonqualified plan. Phoenix has also recorded an intangible asset of $16.2 million and $18.0 million as of December 31, 1998 and 1997 related to the nonqualified plan.

    The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.0% and 4.0% for 1998 and 1997. The discount rate assumption for 1998 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The expected long-term rate of return on retirement plan assets was 8.0% in 1998 and 1997.

    The pension plan's assets include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

    Phoenix also sponsors savings plans for its employees and agents which are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to limitation, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1998, 1997 and 1996 were $4.1 million, $3.8 million and $4.2 million, respectively.

    OTHER POSTRETIREMENT BENEFIT PLANS

    In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

    The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                                     1998                1997              1996
                                                                                   (IN THOUSANDS)
    Components of net periodic benefit cost
             Service cost                                            $3,436             $3,136             $2,765
             Interest cost                                            4,572              4,441              4,547
             Amortization of net gain                                (1,232)            (1,527)            (1,576)
                                                                     ------             ------             ------
             Net periodic benefit cost                               $6,776             $6,050             $5,736
                                                                     ======             ======             ======

    In addition to the net periodic postretirement benefit cost, Phoenix expensed an additional $3.0 million for postretirement benefits related to the early retirement program for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:

                                                                                           DECEMBER 31,
                                                                                   1998                    1997
                                                                                          (IN THOUSANDS)

    Change in projected postretirement benefit obligation
      Projected benefit obligation at beginning of year                           $ 66,618               $ 63,656
      Service cost                                                                   3,436                  3,136
      Interest cost                                                                  4,572                  4,441
      Actuarial (gain) loss                                                            397                   (518)
      Benefit payments                                                              (4,080)                (4,098)
                                                                                  --------               --------
      Projected benefit obligation at end of year                                 $ 70,943               $ 66,617
                                                                                  --------               --------

    Change in plan assets
      Employer contributions                                                      $  4,080               $  4,098
      Benefit payments                                                              (4,080)                (4,098)
                                                                                  --------               --------
      Fair value of plan assets at end of year                                    $                        $
                                                                                  --------               --------

      Funded status of the plan                                                   $(70,943)              $(66,617)
      Unrecognized net gain                                                        (26,408)               (28,037)
                                                                                  --------               --------
      Accrued benefit liability                                                   $(97,351)              $(94,654)
                                                                                  ========               ========

    The discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1998 and 1997.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 9.5% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter. Based on this assumption the health care costs were assumed to increase 8.5% in 1998.

    The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.6 million and the annual service and interest cost by $.7 million, before taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.3 million and the annual service and interest cost by $.6 million, before taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

    OTHER POSTEMPLOYMENT BENEFITS

    Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expense was ($.5) million for 1998, $.4 million for 1997 and $.4 million for 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.  COMPREHENSIVE INCOME

    The components of, and related tax effects for, other comprehensive income for the years ended December 31, were as follows:

                                                              1998                 1997                   1996
                                                                              (IN THOUSANDS)
    UNREALIZED (LOSSES) GAINS ON SECURITIES
       AVAILABLE-FOR-SALE:
    Before-tax amount                                       $(72,255)             $151,210               $ 65,374
    Tax expense (benefit)                                    (25,288)               52,923                 22,881
                                                            --------              --------               --------
    Totals                                                   (46,967)               98,287                 42,493
                                                            --------              --------               --------

    RECLASSIFICATION ADJUSTMENT FOR NET GAINS
       REALIZED IN NET INCOME:
    Before-tax amount                                        (19,970)              (46,481)               (43,969)
    Tax (benefit)                                             (6,990)              (16,268)               (15,389)
                                                            --------              --------               --------
    Totals                                                   (12,980)              (30,213)               (28,580)
                                                            --------              --------               --------

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
       AVAILABLE-FOR-SALE:
    Before-tax amount                                        (92,225)              104,729                 21,405
    Tax expense (benefit)                                    (32,278)               36,655                  7,492
                                                            --------              --------               --------
    Totals                                                  $(59,947)             $ 68,074               $ 13,913
                                                            --------              --------               --------

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Before-tax amount                                       $ (2,347)             $ (3,232)              $  1,910
    Tax expense (benefit)                                       (821)               (1,131)                   669
                                                            --------              --------               --------
    Totals                                                  $ (1,526)             $ (2,101)              $  1,241
                                                            ========              ========               ========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                                    1998              1997                 1996
                                                                                 (IN THOUSANDS)

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
       AVAILABLE-FOR-SALE:
    Balance, beginning of year                                     $160,457          $ 92,383            $ 78,470
    Change during period                                            (59,947)           68,074              13,913
                                                                   --------          --------            --------
    Balance, end of year                                            100,510           160,457              92,383
                                                                   --------          --------            --------

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Balance, beginning of year                                       (4,693)           (2,592)             (3,833)
    Change during period                                             (1,526)           (2,101)              1,241
                                                                   --------          --------            --------
    Balance, end of year                                             (6,219)           (4,693)             (2,592)
                                                                   --------          --------            --------

    ACCUMULATED OTHER COMPREHENSIVE INCOME:
    Balance, beginning of year                                      155,764            89,791              74,637
    Change during period                                            (61,473)           65,973              15,154
                                                                   --------          --------            --------
    Balance, end of year                                           $ 94,291          $155,764            $ 89,791
                                                                   ========          ========            ========

10.  SEGMENT INFORMATION

    Phoenix is organized by lines of business that include similar product groupings. Lines of businesses have been grouped into the following reportable segments: Individual Insurance, Life Reinsurance, Group Life and Health Insurance and Securities Management. The category "Individual Insurance" aggregates the Individual Traditional, Universal Life, Variable Universal Life and Variable Annuity lines of business. The category "All Other" includes the combined financial results of segments that individually are below the quantitative thresholds. Those segments include General Lines Brokerage and several small individual insurance lines. In addition, the category "All Other" contains unallocated investment income, unallocated expenses and realized investment gains related to capital in excess of segment requirements, as well as certain assets such as equity securities and venture capital. Phoenix calculates taxes at a flat rate of 35% on the operating income of its insurance line segments and therefore, does not allocate permanent tax differences to these segments. Also, Phoenix does not allocate unusual or extraordinary items to its segments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following table summarizes significant financial amounts by reportable segment:


 AT AND FOR THE YEAR ENDED
 DECEMBER 31, 1998                                                         GROUP LIFE
 (IN MILLIONS)                                    INDIVIDUAL     LIFE       & HEALTH     SECURITIES    ALL
                                                  INSURANCE   REINSURANCE   INSURANCE    MANAGEMENT   OTHER     TOTALS
                                                  ----------  -----------  ----------    ----------   -----     ------

 Revenues from external sources                     $ 1,354      $ 64         $440        $214         $400     $ 2,472
 Intersegment revenues                                                                      18           41          59
 Net investment income                                  708        19           45           2           75         849
 Interest expense                                                                           15            1          16
 Policyholder dividends                                 344                                                         344
 Increase in DAC                                         (9)       (5)                                   (5)        (19)
 Depreciation and amortization expense                    4                      1          26           14          45
 Other noncash items:
     Increase in policy liabilities and accruals        596        38           16                       36         686
     Minority interest in operating income                                                  14            5          19

 Segment operating income (a)                       $    50      $ 12         $ 26        $ 23         $  1     $   112
                                                    =======      ====         ====        ====         ====     =======

 Deferred policy acquisition costs                  $ 1,035      $ 27                                  $ 18     $ 1,080
 Total segment assets                               $16,177      $398         $701        $557         $938     $18,771
                                                    =======      ====         ====        ====         ====     =======

 AT AND FOR THE YEAR ENDED
 DECEMBER 31, 1997                                                         GROUP LIFE
 (IN MILLIONS)                                    INDIVIDUAL     LIFE       & HEALTH     SECURITIES    ALL
                                                  INSURANCE   REINSURANCE   INSURANCE    MANAGEMENT   OTHER     TOTALS
                                                  ----------  -----------  ----------    ----------   -----     ------

 Revenues from external sources                     $ 1,200      $ 57         $428        $124       $  298     $ 2,107
 Intersegment revenues                                                                      16           30          46
 Net investment income                                  586        19           42           2          101         750
 Interest expense                                                                            4            1           5
 Policyholder dividends                                 328                                                         328
 Increase in DAC                                        (32)       (5)                                  (13)        (50)
 Depreciation and amortization expense                    3                      1          12           36          52
 Other noncash items:
     Increase in policy liabilities and accruals        508         3           24                       50         585
     Minority interest in operating income                                                  12            2          14

 Segment operating income (a)                       $    59      $ 10         $ 33        $ 16       $  (17)    $   101
                                                    =======      ====         ====        ====         ====     =======

 Deferred policy acquisition costs                  $ 1,014      $ 22                                $    6     $ 1,042
 Total segment assets                               $14,946      $318         $656        $615       $1,101     $17,636
                                                    =======      ====         ====        ====       ======     =======

 (a) Before income taxes and after policyholder dividends on Individual
Insurance.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


 AT AND FOR THE YEAR ENDED
 DECEMBER 31, 1996                                                      GROUP LIFE
 (IN MILLIONS)                                INDIVIDUAL     LIFE       & HEALTH     SECURITIES    ALL
                                              INSURANCE   REINSURANCE   INSURANCE    MANAGEMENT   OTHER      TOTALS
                                              ----------  -----------   ----------   ----------   -----      ------

 Revenues from external sources                 $ 1,111      $121         $415        $153       $  140     $ 1,940
 Intersegment revenues                                                                  14           33          47
 Net investment income                              562        16           37           2           91         708
 Interest expense                                                                        3            2           5
 Policyholder dividends                             297                                                         297
 Increase in DAC                                    (39)       (2)                                  (20)        (61)
 Depreciation and amortization expense                3                      1          11           11          26
 Other noncash items:
     Increase in policy liabilities and
     accruals                                       465         8           40                       49         562
     Minority interest in operating income                                              17           (3)         14

 Segment operating income (a)                   $    59      $  9         $ 12        $ 28       $   (9)    $    99
                                                =======      ====         ====        ====       ======     =======

 Deferred policy acquisition costs              $   905      $ 18                                $   21     $   944
 Total segment assets                           $12,302      $304         $597        $366       $  965     $14,534
                                                =======      ====         ====        ====       ======     =======

 (a) Before income taxes and after policyholder dividends on Individual
Insurance.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    SEGMENT RECONCILIATION

    The following is a reconciliation of the totals of reportable segment revenues, operating income and assets to Phoenix's consolidated totals:


                                                                                YEAR ENDED DECEMBER 31,
                                                                           1998           1997           1996
                                                                                      (IN MILLIONS)

    REVENUES
    Total revenues for reportable segments                               $ 3,380          $ 2,903         $ 2,695
    Realized investment gains                                                 64              111              77
    Unallocated net investment income                                         50               24               4
    Elimination of intersegment revenues                                     (59)             (47)            (47)
                                                                         -------          -------         -------
     Total consolidated revenues                                         $ 3,435          $ 2,991         $ 2,729
                                                                         =======          =======         =======

    OPERATING INCOME
    Total operating income for reportable segments                       $   112          $   101         $    99
    Realized investment gains                                                 64              111              77
    Unallocated amounts:
       Net investment income                                                  50               22               4
       Interest expense                                                      (14)             (23)            (13)
       Other unallocated amounts                                             (14)               9               9
    Reclassification of minority interest                                     12               14              17
                                                                         -------          -------         -------
     Total consolidated operating income                                 $   210          $   234         $   193
                                                                         =======          =======         =======

    ASSETS
    Total assets for reportable segments                                 $18,771          $17,636         $14,534
    Unallocated amounts:
       Investments and accrued investment income
          attributable to unallocated capital                                725              846             859
       Goodwill and other intangible assets                                   15               21              20
       Other unallocated amounts                                              10               35              41
                                                                         -------          -------         -------
        Total consolidated assets                                        $19,521          $18,538         $15,454
                                                                         =======          =======         =======

11.  PROPERTY AND EQUIPMENT

    Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $106.7 million and $109.0 million, respectively, at December 31, 1998 and 1997. Phoenix provides for depreciation using straight line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $173.5 million and $164.4 million at December 31, 1998 and 1997, respectively.


    Rental expenses for operating leases, principally with respect to buildings, amounted to $14.5 million, $14.9 million and $14.8 million in 1998, 1997, and 1996, respectively. Future minimum rental payments under noncancelable operating leases were approximately $45.3 million as of December 31, 1998, payable as follows: 1999--$14.8 million; 2000--$12.0 million; 2001--$7.9 million; 2002--$5.8 million; 2003--$3.2 million; and $1.6 million thereafter.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12.  DIRECT BUSINESS WRITTEN AND REINSURANCE

    As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and to $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the inforce block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

    Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                                   1998              1997                1996
                                                                                 (IN THOUSANDS)

    Direct premiums                                            $  1,719,393       $  1,592,800       $  1,473,869
    Reinsurance assumed                                             505,262            329,927            276,630
    Reinsurance ceded                                              (371,854)          (282,121)          (231,677)
                                                               ------------       ------------       ------------
    Net premiums                                               $  1,852,801       $  1,640,606       $  1,518,822
                                                               ============       ============       ============

    Direct policy and contract claims incurred                 $    728,062       $    626,834       $    575,824
    Reinsurance assumed                                             433,242            410,704            170,058
    Reinsurance ceded                                              (407,780)          (373,127)          (160,646)
                                                               ------------       ------------       ------------
    Net policy and contract claims incurred                    $    753,524       $    664,411       $    585,236
                                                               ============       ============       ============

    Direct life insurance in force                             $121,442,041      $ 120,394,664       $108,816,856
    Reinsurance assumed                                         110,632,110         84,806,585         61,109,836
    Reinsurance ceded                                          (135,817,986)       (74,764,639)       (51,525,976)
                                                               ------------       ------------       ------------
    Net insurance in force                                     $ 96,256,165       $130,436,610       $118,400,716
                                                               ============       ============       ============

    Irrevocable letters of credit aggregating $5.3 million at December 31, 1998 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

13.  PARTICIPATING LIFE INSURANCE

    Participating life insurance in force was 72.3% and 79.6% of the face value of total individual life insurance in force at December 31, 1998 and 1997, respectively. The premiums on participating life insurance policies were 75.7%, 83.5% and 84.1% of total individual life insurance premiums in 1998, 1997 and 1996, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14.  DEFERRED POLICY ACQUISITION COSTS

    The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                              1998                   1997                 1996
                                                                                (IN THOUSANDS)

    Balance at beginning of year                            $1,038,407             $  926,274           $ 816,128
    Acquisition cost deferred                                  171,618                295,189             153,873
    Amortized to expense during the year                      (140,084)              (105,071)            (95,255)
    Adjustment to net unrealized investment
       gains (losses) included in other
       comprehensive income                                      6,694                (77,985)             51,528
                                                            ----------             ----------           ---------

    Balance at end of year                                  $1,076,635             $1,038,407           $ 926,274
                                                            ==========             ==========           =========

15.  MINORITY INTEREST

    Phoenix's interests in Phoenix Investment Partners and American Phoenix Corporation, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 60% and 85%, respectively, of the outstanding shares of common stock at December 31, 1998. Earnings and equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

16.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EQUITY SECURITIES

    Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

    MORTGAGE LOANS

    Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

    POLICY LOANS

    Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten-year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten-year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

    INVESTMENT CONTRACTS

    In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

    The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

    Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

    DEBT

    The carrying value of debt reported on the balance sheet approximates fair value.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    FAIR VALUE SUMMARY

    The estimated fair values of the financial instruments as of December 31, were as follows:

                                                              1998                               1997
                                                   CARRYING            FAIR           CARRYING            FAIR
                                                     VALUE            VALUE            VALUE             VALUE
                                                                          (IN THOUSANDS)
    Financial assets:
    Cash and cash equivalents                      $   132,634       $   132,634      $   159,307       $   159,307
    Short-term investments                             240,911           240,911        1,078,276         1,078,276
    Debt securities                                  8,575,227         8,666,311        7,213,966         7,316,601
    Equity securities                                  304,545           304,545          335,888           335,888
    Mortgage loans                                     797,343           831,919          927,501           956,041
    Policy loans                                     2,008,260         2,122,389        1,986,728         2,104,704
                                                   -----------       -----------      -----------       -----------
    Total financial assets                         $12,058,920       $12,298,709      $11,701,666       $11,950,817
                                                   ===========       ===========      ===========       ===========

    Financial liabilities:
    Policy liabilities                             $   783,400       $   783,400      $   902,200       $   902,200
    Securities sold subject to repurchase
      agreements                                                                          137,473           137,473
    Notes payable                                      449,252           449,252          471,085           471,085
                                                   -----------       -----------      -----------       -----------
    Total financial liabilities                    $ 1,232,652       $ 1,232,652      $ 1,510,758       $ 1,510,758
                                                   ===========       ===========      ===========       ===========

17. CONTINGENCIES

    FINANCIAL GUARANTEES

    As a result of the sale of real estate properties, in December 1998, Phoenix is no longer contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The principal amount of bonds guaranteed by Phoenix at December 31, 1997 was $88.7 million.

    LITIGATION

    In 1996, Phoenix announced the settlement of a class action suit which was approved by a New York State Supreme Court judge on January 3, 1997. The suit related to the sale of individual participating life insurance and universal life insurance policies from 1980 to 1995. Phoenix estimates the cost of settlement to be $40 million after tax. A $25 million after tax liability was recorded in 1995. In addition, $7 million after tax was expensed in 1996. The after tax costs of $12.5 million for 1997 and $6.7 million for 1998 were directly offset by a release of the liability in those years. Management believes, after consideration of the provisions made in these financial statements, this suit will not have a material effect on Phoenix's consolidated financial position.

    Phoenix is a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel after consideration of the provisions made in these financial statements, the ultimate resolution of these proceedings will not have a material effect on Phoenix's consolidated financial position.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

18. STATUTORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1998, 1997 and 1996, there were no material practices not prescribed by the Insurance Department of the State of New York. Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are not included in equity, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                               1998                    1997                 1996
                                                                                 (IN THOUSANDS)

    Statutory net income                                      $108,652              $ 66,599              $ 70,261
    Deferred policy acquisition costs, net                      18,538                48,821                58,618
    Future policy benefits                                     (53,847)               (9,145)              (16,793)
    Pension and postretirement expenses                        (17,334)               (7,955)              (23,275)
    Investment valuation allowances                             94,873                84,975                81,841
    Interest maintenance reserve                                 1,415                17,544                (5,158)
    Deferred income taxes                                      (39,983)              (36,250)              (67,064)
    Other, net                                                  12,459                 2,118                 4,808
                                                              --------              --------              --------

    Net income, as reported                                   $124,773              $166,707              $103,238
                                                              ========              ========              ========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following reconciles the statutory surplus and asset valuation reserve
    (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                                      DECEMBER 31,
                                                                            1998                          1997
                                                                                     (IN THOUSANDS)

    Statutory surplus, surplus notes and AVR                            $1,205,635                      $1,152,820
    Deferred policy acquisition costs, net                               1,259,316                       1,227,782
    Future policy benefits                                                (465,268)                       (395,436)
    Pension and postretirement expenses                                   (174,273)                       (169,383)
    Investment valuation allowances                                          2,002                         (27,738)
    Interest maintenance reserve                                            35,303                          33,794
    Deferred income taxes                                                  (25,593)                        (12,051)
    Surplus notes                                                         (157,500)                       (157,500)
    Other, net                                                              24,062                         (11,904)
                                                                        ----------                      ----------
    Equity, as reported                                                 $1,703,684                      $1,640,384
                                                                        ==========                      ==========

    The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

19. PRIOR PERIOD ADJUSTMENT

    In 1998, Phoenix revised the accounting for partnerships involved in leveraged lease arrangements for 1997 and 1996. Opening retained earnings at December 31, 1995 has been increased by $7.7 million. The Consolidated Balance Sheet as of December 31, 1997 was revised by increasing the following balances: other invested assets by $18.9 million, deferred income taxes by $6.6 million and retained earnings by $12.3 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $2.1 million and $2.5 million for the years ended 1997 and 1996, respectively.

20. SUBSEQUENT EVENTS

    PHOENIX INVESTMENT PARTNERS, LTD.

    On March 2, 1999, Phoenix Investment Partners completed its acquisition of the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, Phoenix Investment Partners paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The acquisition increases Phoenix Investment Partners' assets under management by approximately $4.4 billion.

    OCCUPATIONAL ACCIDENT REINSURANCE

    Effective March 1, 1995, Phoenix became a participant in an occupational accident reinsurance pool. In addition, effective October 1, 1996, Phoenix and American Phoenix Life and Reassurance Company, an indirect wholly owned subsidiary of Phoenix, became a participant in a reinsurance facility of occupational accident reinsurance. A significant portion of the risk associated with the occupational accident reinsurance pool and the reinsurance facility is further retroceded by Phoenix and American Phoenix Life to several other unaffiliated insurance entities. Phoenix has terminated membership in the pool effective March 1, 1999 while American Phoenix Life and Phoenix terminated participation in the reinsurance facility effective October 1, 1998.

    Management's assessment of the reinsurance arrangements and related financial exposure to Phoenix and American Phoenix Life is ongoing. Based on current facts and circumstances, management believes these transactions will not materially affect the financial condition of Phoenix or American Phoenix Life.

PHOENIX HOME LIFE VARIABLE
UNIVERSAL LIFE ACCOUNT
FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998


                                                                                                              MULTI-SECTOR
                                                                         MONEY MARKET         GROWTH          FIXED INCOME
                                                                          SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                                         -----------        -----------        -----------
ASSETS
   Investments at cost................................................   $   801,462        $26,799,824         $3,817,260
                                                                         ===========        ===========         ==========
   Investment in The Phoenix Edge Series Fund, at market..............   $   801,462        $40,624,469         $3,557,809
                                                                         -----------        -----------         ----------
      Total assets....................................................       801,462         40,624,469          3,557,809
LIABILITIES
   Accrued expenses to related party..................................           340             16,205              1,525
                                                                         -----------        -----------         ----------
NET ASSETS............................................................   $   801,122        $40,608,264         $3,556,284
                                                                         ===========        ===========         ==========
Accumulation units outstanding........................................       439,537          7,236,992          1,452,115
                                                                         ===========        ===========         ==========
Unit value............................................................   $  1.822650        $  5.611208         $ 2.449030
                                                                         ===========        ===========         ==========

                                                                          STRATEGIC
                                                                         ALLOCATION       INTERNATIONAL          BALANCED
                                                                         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                                         -----------        -----------         ----------
ASSETS
   Investments at cost................................................   $15,952,877        $ 1,129,438         $   83,271
                                                                         ===========        ===========         ==========
   Investment in The Phoenix Edge Series Fund, at market..............   $19,182,187        $ 1,537,151         $  113,718
                                                                         -----------        -----------         ----------
      Total assets....................................................    19,182,187          1,537,151            113,718
LIABILITIES
   Accrued expenses to related party..................................         7,788                630                 47
                                                                         -----------        -----------         ----------
NET ASSETS............................................................   $19,174,399        $ 1,536,521         $  113,671
                                                                         ===========        ===========         ==========
Accumulation units outstanding........................................     5,519,645            650,739             53,478
                                                                         ===========        ===========         ==========
Unit value............................................................   $  3.473843        $  2.361203         $ 2.125548
                                                                         ===========        ===========         ==========

                                                                                                                 ABERDEEN
                                                                         REAL ESTATE      STRATEGIC THEME        NEW ASIA
                                                                          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                         -----------        -----------         ----------
ASSETS
   Investments at cost................................................   $    80,399        $   309,267         $   40,255
                                                                         ===========        ===========         ==========
   Investment in The Phoenix Edge Series Fund, at market..............   $    69,071        $   411,269         $   27,740
                                                                         -----------        -----------         ----------
      Total assets....................................................        69,071            411,269             27,740
LIABILITIES
   Accrued expenses to related party..................................             4                162                 11
                                                                         -----------        -----------         ----------
NET ASSETS............................................................   $    69,067        $   411,107         $   27,729
                                                                         ===========        ===========         ==========
Accumulation units outstanding........................................        55,433            244,317             43,139
                                                                         ===========        ===========         ==========
Unit value............................................................   $  1.245953        $  1.682681         $ 0.642781
                                                                         ===========        ===========         ==========

                                                                                                                  SENECA
                                                                           ENHANCED           ENGEMANN            MID-CAP
                                                                            INDEX           NIFTY FIFTY           GROWTH
                                                                          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                         -----------        -----------         ----------
ASSETS
   Investments at cost................................................   $   330,524        $    70,742        $    14,409
                                                                         ===========        ===========         ==========
   Investment in the Phoenix Edge Series Fund, at market..............   $   371,684        $    84,636        $    16,292
                                                                         -----------        -----------         ----------
      Total assets....................................................       371,684             84,636             16,292
LIABILITIES
   Accrued expenses to related party..................................           270                 34                  6
                                                                         -----------        -----------         ----------
NET ASSETS............................................................   $   371,414        $    84,602         $   16,286
                                                                         ===========        ===========         ==========
Accumulation units outstanding........................................       279,279             70,855             15,148
                                                                         ===========        ===========         ==========
Unit value............................................................   $  1.329908        $  1.193670         $ 1.075153
                                                                         ===========        ===========         ==========

                        See Notes to Financial Statements

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998
                                   (CONTINUED)

                                                                            GROWTH                               SCHAFER
                                                                          AND INCOME        VALUE EQUITY         MID-CAP
                                                                          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                          ----------         ----------         ----------
ASSETS
   Investments at cost................................................   $    49,381        $     9,684         $    8,424
                                                                         ===========        ===========         ==========
   Investment in The Phoenix Edge Series Fund, at market..............   $    53,561        $    10,042         $    7,268
                                                                         -----------        -----------         ----------
      Total assets....................................................        53,561             10,042              7,268
LIABILITIES
   Accrued expenses to related party..................................            22                  4                  3
                                                                         -----------        -----------         ----------
NET ASSETS............................................................   $    53,539        $    10,038         $    7,265
                                                                         ===========        ===========         ==========
Accumulation units outstanding........................................        48,315              9,730              8,427
                                                                         ===========        ===========         ==========
Unit value............................................................   $  1.108117        $  1.031633         $ 0.862195
                                                                         ===========        ===========         ==========

                                                                           WANGER             WANGER
                                                                            U.S.           INTERNATIONAL
                                                                          SMALL CAP          SMALL CAP
                                                                         SUBACCOUNT         SUBACCOUNT
                                                                         ----------         ----------
ASSETS
   Investments at cost................................................   $   492,929        $   120,475
                                                                         ===========        ===========
   Investment in Wanger Advisors Trust, at market.....................   $   572,296        $   132,336
                                                                         -----------        -----------
      Total assets....................................................       572,296            132,336
LIABILITIES
   Accrued expenses to related party..................................           229                 54
                                                                         -----------        -----------
NET ASSETS............................................................   $   572,067        $   132,282
                                                                         ===========        ===========
Accumulation units outstanding........................................       402,094            113,611
                                                                         ===========        ===========
Unit value............................................................   $  1.422719        $  1.164344
                                                                         ===========        ===========

                                                                                              TEMPLETON
                                                                          TEMPLETON          DEVELOPING
                                                                        INTERNATIONAL          MARKETS
                                                                          SUBACCOUNT         SUBACCOUNT
                                                                         ----------         ----------
ASSETS
   Investments at cost................................................   $    58,063        $     9,966
                                                                         ===========        ===========
   Investment in Templeton Variable Products Series Fund, at market...   $    58,661        $    10,164
                                                                         -----------        -----------
      Total assets....................................................        58,661             10,164
LIABILITIES
   Accrued expenses to related party..................................            30                  7
                                                                         -----------        -----------
NET ASSETS............................................................   $    58,631        $    10,157
                                                                         ===========        ===========
Accumulation units outstanding........................................        58,063              9,966
                                                                         ===========        ===========
Unit value............................................................   $  1.009777        $  1.019200
                                                                         ===========        ===========

                        See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                                                    MULTI-SECTOR
                                                                         MONEY MARKET             GROWTH            FIXED INCOME
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
Investment income
   Distributions....................................................      $    34,069          $     45,279           $  276,334
Expenses
   Mortality and expense risk charges...............................            3,416               176,605               18,611
                                                                          -----------          ------------           ----------
Net investment income...............................................           30,653              (131,326)             257,723
                                                                          -----------          ------------           ----------
Net realized gain (loss) from share transactions....................               --               115,904               (5,762)
Net realized gain distribution from Fund............................               --             1,458,124               22,699
Net unrealized appreciation (depreciation) on investment............               --             7,944,733             (454,168)
                                                                          -----------          ------------           ----------
Net gain (loss) on investments......................................               --             9,518,761             (437,231)
                                                                          -----------          ------------           ----------
Net increase (decrease) in net assets resulting from operations.....      $    30,653          $ 9,387,435            $ (179,508)
                                                                          ===========          ===========            ==========

                                                                           STRATEGIC
                                                                          ALLOCATION          INTERNATIONAL            BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                                          ----------            ----------            ----------
Investment income
   Distributions....................................................      $   331,457          $         --           $    3,487
Expenses
   Mortality and expense risk charges...............................           88,167                 7,050                  738
                                                                          -----------          ------------           ----------
Net investment income (loss)........................................          243,290                (7,050)               2,749
                                                                          -----------          ------------           ----------
Net realized gain (loss) from share transactions....................           62,550                10,048               15,781
Net realized gain distribution from Fund............................        1,229,190               260,506                5,438
Net unrealized appreciation (depreciation) on investment............        1,781,538                63,522                 (363)
                                                                          -----------          ------------           ----------
Net gain (loss) on investments......................................        3,073,278               334,076               20,856
                                                                          -----------          ------------           ----------
Net increase (decrease) in net assets resulting from operations.....      $ 3,316,568          $    327,026           $   23,605
                                                                          ===========          ============           ==========

                                                                                                                       ABERDEEN
                                                                          REAL ESTATE        STRATEGIC THEME           NEW ASIA
                                                                          SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                                          ----------            ----------            ----------
Investment income
   Distributions....................................................      $     3,665          $        375           $      117
Expenses
   Mortality and expense risk charges...............................              394                 1,845                  132
                                                                          -----------          ------------           ----------
Net investment income (loss)........................................            3,271                (1,470)                 (15)
                                                                          -----------          ------------           ----------
Net realized gain (loss) from share transactions....................               (5)                5,703                  (53)
Net realized gain distribution from Fund............................               87                23,881                   --
Net unrealized appreciation (depreciation) on investment............          (23,427)              115,793               (1,944)
                                                                          -----------          ------------           ----------
Net gain (loss) on investments......................................          (23,345)              145,377               (1,997)
                                                                          -----------          ------------           ----------
Net increase (decrease) in net assets resulting from operations.....      $   (20,074)         $    143,907           $   (2,012)
                                                                          ===========          ============           ==========

                                                                                                                       SENECA
                                                                           ENHANCED              ENGEMANN             MID-CAP
                                                                             INDEX             NIFTY FIFTY             GROWTH
                                                                          SUBACCOUNT          SUBACCOUNT(1)        SUBACCOUNT(2)
                                                                          ----------          -------------        -------------
Investment income
   Distributions....................................................      $     2,795          $         33           $       13
Expenses
   Mortality and expense risk charges...............................            1,284                   236                   39
                                                                          -----------          ------------           ----------
Net investment income (loss)........................................            1,511                  (203)                 (26)
                                                                          -----------          ------------           ----------
Net realized gain (loss) from share transactions....................               14                 1,379                   (4)
Net realized gain distribution from Fund............................           15,896                    --                   --
Net unrealized appreciation (depreciation) on investment............           40,885                13,894                1,884
                                                                          -----------          ------------           ----------
Net gain (loss) on investments......................................           56,795                15,273                1,880
                                                                          -----------          ------------           ----------
Net increase (decrease) in net assets resulting from operations.....      $    58,306          $     15,070           $    1,854
                                                                          ===========          ============           ==========

(1) From inception April 28, 1998 to December 31, 1998
(2) From inception April 21, 1998 to December 31, 1998

                        See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                             GROWTH                                     SCHAFER
                                                                           AND INCOME          VALUE EQUITY             MID-CAP
                                                                         SUBACCOUNT(2)         SUBACCOUNT(2)          SUBACCOUNT(3)
                                                                         -------------         -------------          -------------
Investment income
   Distributions....................................................      $       216          $         42           $       21
Expenses
   Mortality and expense risk charges...............................              114                    29                   23
                                                                          -----------          ------------           ----------
Net investment income (loss)........................................              102                    13                   (2)
                                                                          -----------          ------------           ----------
Net realized gain (loss) from share transactions....................               (7)                   (4)                  (9)
Net realized gain distribution from Fund............................               --                    --                   --
Net unrealized appreciation (depreciation) on investment............            4,180                   357               (1,156)
                                                                          -----------          ------------           ----------
Net gain (loss) on investments......................................            4,173                   353               (1,165)
                                                                          -----------          ------------           ----------
Net increase (decrease) in net assets resulting from operations.....      $     4,275          $        366           $   (1,167)
                                                                          ===========          ============           ==========

                                                                             WANGER                WANGER
                                                                              U.S.             INTERNATIONAL
                                                                           SMALL CAP             SMALL CAP
                                                                           SUBACCOUNT            SUBACCOUNT
                                                                           ----------            ----------
Investment income
   Distributions....................................................      $    24,715          $      1,801
Expenses
   Mortality and expense risk charges...............................            2,527                   765
                                                                          -----------          ------------
Net investment income (loss)........................................           22,188                 1,036
                                                                          -----------          ------------
Net realized gain (loss) from share transactions....................           (1,168)               (2,560)
Net realized gain distribution from Fund............................               --                    --
Net unrealized appreciation (depreciation) on investment............           18,143                20,730
                                                                          -----------          ------------
Net gain (loss) on investments......................................           16,975                18,170
                                                                          -----------          ------------
Net increase (decrease) in net assets resulting from operations.....      $    39,163          $     19,206
                                                                          ===========          ============

                                                                            TEMPLETON            TEMPLETON
                                                                          INTERNATIONAL      DEVELOPING MARKETS
                                                                          SUBACCOUNT(4)        SUBACCOUNT(5)
                                                                          -------------        -------------
Investment income
   Distributions....................................................      $        --          $         --
Expenses
   Mortality and expense risk charges...............................               30                     7
                                                                          -----------          ------------
Net investment income (loss)........................................              (30)                   (7)
                                                                          -----------          ------------
Net realized gain (loss) from share transactions....................                1                    (1)
Net realized gain distribution from Fund............................               --                    --
Net unrealized appreciation (depreciation) on investment............              598                   199
                                                                          -----------          ------------
Net gain (loss) on investments......................................              599                   198
                                                                          -----------          ------------
Net increase (decrease) in net assets resulting from operations.....      $       569          $        191
                                                                          ===========          ============










(2) From inception April 21, 1998 to December 31, 1998
(3) From inception March 13, 1998 to December 31, 1998
(4) From inception November 23, 1998 to December 31, 1998
(5) From inception November 9, 1998 to December 31, 1998

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                                                    MULTI-SECTOR
                                                                         MONEY MARKET             GROWTH            FIXED INCOME
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................     $     30,653          $   (131,326)         $   257,723
   Net realized gain (loss).........................................               --             1,574,028               16,937
   Net unrealized appreciation (depreciation).......................               --             7,944,733             (454,168)
                                                                         ------------          ------------          -----------
   Net increase (decrease) in net assets resulting from operations..           30,653             9,387,435             (179,508)
                                                                         ------------          ------------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          486,770                88,441              126,281
   Participant transfers............................................          965,687              (693,362)             (59,435)
   Participant withdrawals..........................................       (1,189,945)           (1,369,401)             (52,100)
                                                                         ------------          ------------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          262,512            (1,974,322)              14,746
                                                                         ------------          ------------          -----------
   Net increase (decrease) in net assets............................          293,165             7,413,113             (164,762)
NET ASSETS
   Beginning of period..............................................          507,957            33,195,151            3,721,046
                                                                         ------------          ------------          -----------
   End of period....................................................     $    801,122          $ 40,608,264          $ 3,556,284
                                                                         ============          ============          ===========

                                                                           STRATEGIC
                                                                          ALLOCATION          INTERNATIONAL           BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................       $  243,290           $    (7,050)           $   2,749
   Net realized gain (loss).........................................        1,291,740               270,554               21,219
   Net unrealized appreciation (depreciation).......................        1,781,538                63,522                 (363)
                                                                         ------------          ------------          -----------
   Net increase (decrease) in net assets resulting from operations..        3,316,568               327,026               23,605
                                                                         ------------          ------------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          172,594                10,726                  898
   Participant transfers............................................         (707,451)              121,752              (81,691)
   Participant withdrawals..........................................       (1,109,396)             (128,944)             (21,600)
                                                                         ------------          ------------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................       (1,644,253)                3,534             (102,393)
                                                                         ------------          ------------          -----------
   Net increase (decrease) in net assets............................        1,672,315               330,560              (78,788)
NET ASSETS
   Beginning of period..............................................       17,502,084             1,205,961              192,459
                                                                         ------------          ------------          -----------
   End of period....................................................     $ 19,174,399          $  1,536,521          $   113,671
                                                                         ============          ============          ===========

                                                                                                                      ABERDEEN
                                                                          REAL ESTATE        STRATEGIC THEME          NEW ASIA
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................     $      3,271          $     (1,470)         $       (15)
   Net realized gain (loss).........................................               82                29,584                  (53)
   Net unrealized appreciation (depreciation).......................          (23,427)              115,793               (1,944)
                                                                         ------------          ------------          -----------
   Net increase (decrease) in net assets resulting from operations..          (20,074)              143,907               (2,012)
                                                                         ------------          ------------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................              232                12,934                   --
   Participant transfers............................................          (21,663)             (129,618)              10,000
   Participant withdrawals..........................................           (2,485)              (43,120)                (266)
                                                                         ------------          ------------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          (23,916)             (159,804)               9,734
                                                                         ------------          ------------          -----------
   Net increase (decrease) in net assets............................          (43,990)              (15,897)               7,722
NET ASSETS
   Beginning of period..............................................          113,057               427,004               20,007
                                                                         ------------          ------------          -----------
   End of period....................................................     $     69,067          $    411,107          $    27,729
                                                                         ============          ============          ===========

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                                                                       SENECA
                                                                           ENHANCED              ENGEMANN             MID-CAP
                                                                             INDEX             NIFTY FIFTY             GROWTH
                                                                          SUBACCOUNT          SUBACCOUNT(1)        SUBACCOUNT(2)
                                                                          ----------          -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................       $    1,511              $   (203)            $    (26)
   Net realized gain (loss).........................................           15,910                 1,379                   (4)
   Net unrealized appreciation (depreciation).......................           40,885                13,894                1,884
                                                                           ----------             ---------            ---------
   Net increase (decrease) in net assets resulting from operations..           58,306                15,070                1,854
                                                                           ----------             ---------            ---------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            3,734                 3,828                2,490
   Participant transfers............................................          254,523                68,638               12,002
   Participant withdrawals..........................................           (3,798)               (2,934)                 (60)
                                                                           ----------             ---------            ---------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          254,459                69,532               14,432
                                                                           ----------             ---------            ---------
   Net increase (decrease) in net assets............................          312,765                84,602               16,286
NET ASSETS
   Beginning of period..............................................           58,649                     0                    0
                                                                           ----------             ---------            ---------
   End of period....................................................       $  371,414             $  84,602            $  16,286
                                                                           ==========             =========            =========

                                                                            GROWTH                                    SCHAFER
                                                                          AND INCOME           VALUE EQUITY           MID-CAP
                                                                         SUBACCOUNT(2)        SUBACCOUNT(2)        SUBACCOUNT(3)
                                                                         -------------        -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................         $    102               $    13             $     (2)
   Net realized gain (loss).........................................               (7)                   (4)                  (9)
   Net unrealized appreciation (depreciation).......................            4,180                   357               (1,156)
                                                                           ----------             ---------            ---------
   Net increase (decrease) in net assets resulting from operations..            4,275                   366               (1,167)
                                                                           ----------             ---------            ---------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            7,469                    --                   --
   Participant transfers............................................           41,999                 9,714                8,460
   Participant withdrawals..........................................             (204)                  (42)                 (28)
                                                                           ----------             ---------            ---------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           49,264                 9,672                8,432
                                                                           ----------             ---------            ---------
   Net increase (decrease) in net assets............................           53,539                10,038                7,265
NET ASSETS
   Beginning of period..............................................                0                     0                    0
                                                                           ----------             ---------            ---------
   End of period....................................................       $   53,539             $  10,038            $   7,265
                                                                           ==========             =========            =========

                                                                             WANGER                WANGER
                                                                              U.S.             INTERNATIONAL
                                                                           SMALL CAP             SMALL CAP
                                                                          SUBACCOUNT             SUBACCOUNT
                                                                          ----------             ----------
FROM OPERATIONS
   Net investment income (loss).....................................       $   22,188             $   1,036
   Net realized gain (loss).........................................           (1,168)               (2,560)
   Net unrealized appreciation (depreciation).......................           18,143                20,730
                                                                           ----------             ---------
   Net increase (decrease) in net assets resulting from operations..           39,163                19,206
                                                                           ----------             ---------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            6,509                   142
   Participant transfers............................................          139,320               (31,046)
   Participant withdrawals..........................................         (119,121)               (2,397)
                                                                           ----------             ---------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           26,708               (33,301)
                                                                           ----------             ---------
   Net increase (decrease) in net assets............................           65,871               (14,095)
NET ASSETS
   Beginning of period..............................................          506,196               146,377
                                                                           ----------             ---------
   End of period....................................................       $  572,067             $ 132,282
                                                                           ==========             =========

(1) From inception April 28, 1998 to December 31, 1998
(2) From inception April 21, 1998 to December 31, 1998
(3) From inception March 13, 1998 to December 31, 1998

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                                                  TEMPLETON
                                                                           TEMPLETON              DEVELOPING
                                                                         INTERNATIONAL             MARKETS
                                                                         SUBACCOUNT(4)          SUBACCOUNT(5)
                                                                         -------------          -------------
FROM OPERATIONS
   Net investment income (loss).....................................        $     (30)             $     (7)
   Net realized gain (loss).........................................                1                    (1)
   Net unrealized appreciation (depreciation).......................              598                   199
                                                                            ---------             ---------
   Net increase (decrease) in net assets resulting from operations..              569                   191
                                                                            ---------             ---------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................               --                    --
   Participant transfers............................................           58,235                10,000
   Participant withdrawals..........................................             (173)                  (34)
                                                                            ---------             ---------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           58,062                 9,966
                                                                            ---------             ---------
   Net increase (decrease) in net assets............................           58,631                10,157
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                            ---------             ---------
   End of period....................................................        $  58,631             $  10,157
                                                                            =========             =========

(4) From inception November 23, 1998 to December 31, 1998
(5) From inception November 9, 1998 to December 31, 1998

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1997

                                                                                                                    MULTI-SECTOR
                                                                         MONEY MARKET             GROWTH            FIXED INCOME
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income............................................        $  32,748          $    39,817         $     236,378
   Net realized gain................................................               --            5,258,165                96,168
   Net unrealized appreciation......................................               --              406,199                13,298
                                                                            ---------          -----------           -----------
   Net increase in net assets resulting from operations.............           32,748            5,704,181               345,844
                                                                            ---------          -----------           -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................           20,734               31,261                 1,248
   Participant transfers............................................         (485,415)             (14,615)              102,450
   Participant withdrawals..........................................          (38,213)            (863,532)              (58,294)
                                                                            ---------          -----------           -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................         (502,894)            (846,886)               45,404
                                                                            ---------          -----------           -----------
   Net increase (decrease) in net assets............................         (470,146)           4,857,295               391,248
NET ASSETS
   Beginning of period..............................................          978,103           28,337,856             3,329,798
                                                                            ---------          -----------           -----------
   End of period....................................................        $ 507,957          $33,195,151           $ 3,721,046
                                                                            =========          ===========           ===========

                                                                           STRATEGIC
                                                                          ALLOCATION          INTERNATIONAL           BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income............................................     $   279,202            $   13,746           $     6,335
   Net realized gain................................................       2,197,643               173,937                35,646
   Net unrealized appreciation (depreciation).......................         531,049               (41,169)              (10,412)
                                                                         -----------           -----------            ----------
   Net increase in net assets resulting from operations.............       3,007,894               146,514                31,569
                                                                         -----------           -----------            ----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................         109,277                 7,986                 1,666
   Participant transfers............................................        (317,620)             (241,204)              (30,741)
   Participant withdrawals..........................................        (557,654)              (74,579)             (176,265)
                                                                         -----------           -----------            ----------
   Net decrease in net assets resulting from participant transactions       (765,997)             (307,797)             (205,340)
                                                                         -----------           -----------            ----------
   Net increase (decrease) in net assets............................       2,241,897              (161,283)             (173,771)
NET ASSETS
   Beginning of period..............................................      15,260,187             1,367,244               366,230
                                                                         -----------           -----------            ----------
   End of period....................................................     $17,502,084           $ 1,205,961            $  192,459
                                                                         ===========           ===========            ==========

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1997
                                   (CONTINUED)

                                                                                                                      ABERDEEN
                                                                          REAL ESTATE        STRATEGIC THEME          NEW ASIA
                                                                          SUBACCOUNT            SUBACCOUNT          SUBACCOUNT(1)
                                                                          ----------            ----------          -------------
FROM OPERATIONS
   Net investment income (loss).....................................        $  2,558           $      (203)         $       743
   Net realized gain (loss).........................................           3,710                52,208                 (695)
   Net unrealized appreciation (depreciation).......................           9,852               (15,711)             (10,570)
                                                                            --------           ----------           -----------
   Net increase (decrease) in net assets resulting from operations..          16,120                36,294              (10,522)
                                                                            --------           ----------           -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................           1,571                12,472                   --
   Participant transfers............................................          85,333               212,505               30,856
   Participant withdrawals..........................................          (2,416)              (43,070)                (327)
                                                                            --------           ----------           -----------
   Net increase in net assets resulting from participant transactions         84,488               181,907               30,529
                                                                            --------           ----------           -----------
   Net increase in net assets.......................................         100,608               218,201               20,007
NET ASSETS
   Beginning of period..............................................          12,449               208,803                    0
                                                                            --------           ----------           -----------
   End of period....................................................        $113,057           $   427,004          $    20,007
                                                                            ========           ==========           ===========

                                                                                                  WANGER               WANGER
                                                                           ENHANCED           INTERNATIONAL             U.S.
                                                                             INDEX              SMALL CAP             SMALL CAP
                                                                         SUBACCOUNT(2)          SUBACCOUNT           SUBACCOUNT
                                                                         -------------          ----------           ----------
FROM OPERATIONS
   Net investment income............................................        $    207             $  1,963          $      3,980
   Net realized gain (loss).........................................             258                  (68)                  814
   Net unrealized appreciation (depreciation).......................             275               (9,128)               60,894
   Net increase (decrease) in net assets resulting from operations..             740               (7,233)               65,688
                                                                            --------           ----------           -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................              --                1,559                 2,102
   Participant transfers............................................          58,145              149,460               450,846
   Participant withdrawals..........................................            (236)              (7,607)              (27,955)
                                                                            --------           ----------           -----------
   Net increase in net assets resulting from participant transactions         57,909              143,412               424,993
                                                                            --------           ----------
   Net increase in net assets.......................................          58,649              136,179               490,681
NET ASSETS
   Beginning of period..............................................               0               10,198                15,515
                                                                            --------           ----------           -----------
   End of period....................................................        $ 58,649           $  146,377           $   506,196
                                                                            ========           ==========           ===========














(1) From inception January 6, 1997 to December 31, 1997
(2) From inception September 22, 1997 to December 31, 1997

                        See Notes to Financial Statements

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION
   Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company ("Phoenix"). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Policies offered by the Account have a death benefit, cash surrender value and loan privileges. The Account was established January 1, 1987 and currently consists of 19 Subaccounts, that invest in a corresponding series (the "Series") of The Phoenix Edge Series Fund, Wanger Advisors Trust and the Templeton Variable Products Series Fund (the "Funds").

   Each Series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments: stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long-term growth of capital. The Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Schafer Mid-Cap Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value. The Wanger U.S. Small Cap Series invests in growth common stock of U.S. companies with stock market capitalization of less than $1 billion. The Wanger International Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion. The Templeton International Series invests in stocks and debt obligations of companies and governments outside of the United States. The Templeton Developing Markets Series seeks long-term capital appreciation by investing in equity securities of issuers in countries having developing markets. Additionally, policyowners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.
   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.
   C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.
   D.  DISTRIBUTIONS: Distributions are recorded on the ex-dividend date.

               PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
   Purchases and sales of shares of the Funds for the period ended December 31, 1998 aggregated the following:

SUBACCOUNT                                                                                       PURCHASES               SALES
----------                                                                                       ---------               -----
The Phoenix Edge Series Fund:
   Money Market...................................................................               $2,307,660           $2,014,371
   Growth.........................................................................                1,960,991            2,606,153
   Multi-Sector Fixed Income......................................................                  461,429              166,306
   Strategic Allocation...........................................................                1,729,252            1,900,572
   International..................................................................                  407,145              150,027
   Balanced.......................................................................                    9,286              103,526
   Real Estate....................................................................                    6,408               27,008
   Strategic Theme................................................................                   24,855              162,265
   Aberdeen New Asia..............................................................                   10,117                  394
   Enhanced Index.................................................................                  276,854                4,743
   Engemann Nifty Fifty...........................................................                  142,426               73,063
   Seneca Mid-Cap Growth..........................................................                   14,501                   88
   Growth and Income..............................................................                   49,671                  283
   Value Equity ..................................................................                    9,754                   66
   Schafer Mid-Cap................................................................                    8,481                   48
Wanger Advisors Trust:
   U.S. Small Cap.................................................................                  181,645              132,732
   International Small Cap........................................................                   13,680               45,954
The Templeton Variable Products Series Fund:
   International .................................................................                   58,236                  174
   Developing Markets ............................................................                   10,000                   33

NOTE 4--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN UNITS)

                                                                                 SUBACCOUNT
                                            --------------------------------------------------------------------------------------
                                             MONEY                     MULTI-SECTOR      STRATEGIC
                                            MARKET        GROWTH       FIXED INCOME      ALLOCATION    INTERNATIONAL      BALANCED
                                            ------        ------       ------------      ----------    -------------      --------
Units outstanding, beginning of period      291,427     7,653,211        1,451,093       6,055,691        650,153          107,226
Participant deposits.................       272,723        18,958            3,095          55,853          4,797              461
Participant transfers................       550,868      (150,756)          30,543        (234,434)        54,653          (43,079)
Participant withdrawals..............      (675,481)     (284,421)         (32,616)       (357,465)       (58,864)         (11,130)
                                           --------     ---------        ---------       ---------        -------          -------
Units outstanding, end of period.....       439,537     7,236,992        1,452,115       5,519,645        650,739           53,478
                                           ========     =========        =========       =========        =======          =======

                                                                                                                            SENECA
                                              REAL       STRATEGIC        ABERDEEN         ENHANCED    ENGEMANN NIFTY       MID-CAP
                                             ESTATE        THEME          NEW ASIA          INDEX           FIFTY           GROWTH
                                             ------        -----          --------          -----           -----           ------
Units outstanding, beginning of period       71,147       365,357           29,593          57,784              0                0
Participant deposits.................           183         8,215               --           3,066          3,111            2,672
Participant transfers................       (14,164)      (98,454)          13,969         221,661         71,335           12,542
Participant withdrawals..............        (1,733)      (30,801)            (423)         (3,232)        (3,591)             (66)
                                           --------     ---------        ---------       ---------        -------          -------
Units outstanding, end of period.....        55,433       244,317           43,139         279,279         70,855           15,148
                                           ========     =========        =========       =========        =======          =======

                                             GROWTH                                        WANGER           WANGER
                                               AND          VALUE          SCHAFER           U.S.       INTERNATIONAL
                                             INCOME        EQUITY          MID-CAP        SMALL CAP       SMALL CAP
                                             ------        ------          -------        ---------       ---------
Units outstanding, beginning of period            0             0                0         384,787        145,518
Participant deposits.................         7,402            --               --           5,129            111
Participant transfers................        41,117         9,777            8,461          31,234        (29,957)
Participant withdrawals..............          (204)          (47)             (34)        (19,056)        (2,061)
                                           --------     ---------        ---------       ---------        -------
Units outstanding, end of period.....        48,315         9,730            8,427         402,094        113,611
                                           ========     =========        =========       =========        =======

                                                          TEMPLETON
                                           TEMPLETON      DEVELOPING
                                         INTERNATIONAL      MARKETS
                                         -------------      -------
Units outstanding, beginning of period            0            0
Participant deposits.................            --            --
Participant transfers................        58,236        10,000
Participant withdrawals..............          (173)          (34)
                                           --------     ---------
Units outstanding, end of period.....        58,063         9,966
                                           ========     =========

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--POLICY LOANS
   Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 75% of a policy's cash value during the first three policy years and up to 90% of cash value thereafter, with interest of 8% due and payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 7.25%. Loan repayments result in a transfer of collateral back to the Account.

NOTE 6--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
   Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation, a registered broker/dealer in securities, provide all services to the Account.
   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $640,106 during the period ended December 31, 1998.
   Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a fraction of the balance of any unpaid acquisition expense allowance is deducted from the policy value and paid to Phoenix.
   Phoenix Equity Planning Corporation is the principal underwriter and distributor for the Account. Phoenix Equity Planning Corporation is reimbursed for its distribution and underwriting expenses by Phoenix.
   An acquisition expense allowance is paid to Phoenix over a ten-year period from contract inception by a withdrawal of units. The acquisition expense allowance consists of a sales load of 5.5% of the issue premium to compensate Phoenix for distribution expenses incurred, an issue administration charge of 1.0% of the issue premium to compensate Phoenix for underwriting and start-up expenses and premium taxes which currently range from 0.75% to 4% of premiums paid based on the state where the policyowner resides. In the event of a surrender before ten years, the unpaid balance of the acquisition expense allowance is deducted and paid to Phoenix.
   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.50% of the average daily net assets of the Account for mortality and expense risks assumed.

NOTE 7--DIVERSIFICATION REQUIREMENTS
   Under the provisions of Section 817(h) of the Internal Revenue Code (the "Code"), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a universal life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.
   The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                        REPORT OF INDEPENDENT ACCOUNTANTS



[PRICEWATERHOUSECOOPERS LOGO]



To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
   Participants of Phoenix Home Life Variable Universal Life Account:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts: Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation, International, Balanced, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index, Engemann Nifty Fifty, Seneca Mid-Cap Growth, Growth and Income, Value Equity, Schafer Mid-Cap, Wanger U.S. Small Cap, Wanger International Small Cap, Templeton International and Templeton Developing Markets (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 1998, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with fund custodians or transfer agents, provide a reasonable basis for the opinion expressed above.


/s/PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
Hartford, Connecticut
February 17, 1999

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

CUSTODIANS
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Financial Plaza
Hartford, Connecticut 06103

APPENDIX A

PERFORMANCE HISTORY
-------------------------------------------------------------------------------
    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the VUL Account level.

    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1998.

         Example:

         Assumptions:

         Value of hypothetical pre-existing account with exactly one
           unit at the beginning of the period:....................    1.821414
         Value of the same account (excluding capital changes) at the
           end of the 7-day period:................................     1.82265
         Calculation:
           Ending account value ...................................     1.82265
           Less beginning account value ...........................    1.821414
           Net change in account value ............................    0.001236
         Base period return:
           (adjusted change/beginning account value) ..............    0.000679
         Current yield = return x (365/7) = .......................       3.54%
         Effective yield = [(1 + return)(365/7)] - 1 = ............       3.60%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Phoenix-Goodwin Multi-Sector Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

-----------------------------------------------------------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 19981
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT                                           INCEPTION DATE      1 YEAR       5 YEARS      10 YEARS     SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix Research Enhanced Index.....................     7/15/97         22.51%         N/A          N/A              19.21%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International......................     5/1/90          19.02%        11.21%        N/A               9.60%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia...........................     9/17/96        -11.10%         N/A          N/A             -20.13%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities........     5/1/95         -26.69%         N/A          N/A               9.30%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty........................     3/2/98           N/A           N/A          N/A              15.69%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Balanced............................     5/1/92          10.72%        11.41%        N/A              10.97%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Growth..............................     1/1/83          20.96%        16.50%        18.77%           18.13%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market........................    10/10/82         -2.23%         3.04%         4.22%            5.36%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income...........     1/1/83         -10.83%         4.97%         8.00%            9.00%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Strategic Allocation................     9/17/84         12.38%        11.07%        12.74%           12.61%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Strategic Theme.....................     1/29/96         34.62%         N/A          N/A              20.50%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity......................     3/2/98           N/A           N/A          N/A               3.19%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income..................     3/2/98           N/A           N/A          N/A              12.17%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value.......................     3/2/98           N/A           N/A          N/A             -17.48%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth.......................     3/2/98           N/A           N/A          N/A              13.38%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Investments (Templeton)...............     11/2/98          N/A           N/A          N/A              -4.11%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Allocation..........................    11/28/88         -1.29%         9.37%        10.60%           10.52%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets........................     9/15/96        -26.55%         N/A          N/A             -25.00%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International.............................     5/1/92           1.45%         9.51%        N/A              12.22%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Stock.....................................     11/4/88         -6.04%         8.88%       10.67%            10.38%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty................................     2/1/99           N/A           N/A          N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap......................     5/1/95           8.23%         N/A          N/A              18.65%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty.......................................     2/1/99           N/A           N/A          N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap...............................     5/1/95           1.12%         N/A          N/A              24.13%
-----------------------------------------------------------------------------------------------------------------------------------

1 The average annual total return is the annual compound return that results from holding an initial investment of $400,000 for the time period indicated. Returns are net of $600 Issue Expense Charge, $20 Monthly Administrative Charge, Investment Management Fees and Mortality and Expense Risk Charges.

    Advertisements, sales literature and other communications may contain information about any Series' or Adviser's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

  Lipper Analytical Services, Inc.         Morningstar, Inc.
  CDA Investment Technologies, Inc.        Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                                  Forbes
    Fortune                                         Money
    Barrons                                         Business Week
    Investor's Business Daily                       The Stanger Register
    Stanger's Investment Adviser                    The Wall Street Journal
    The New York Times                              Consumer Reports
    Registered Representative                       Financial Planning
    Financial Services Weekly                       Financial World
    U.S. News and World Report                      Standard & Poor's
    The Outlook                                     Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

    S&P 500                                         Dow Jones Industrial Average
    Europe Australia Far East Index (EAFE)          Consumers Price Index
    Shearson Lehman Corporate Index                 Shearson Lehman T-Bond Index

    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

     The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.

                                           ANNUAL TOTAL RETURN(1)
-----------------------------------------------------------------------------------------------------------
                   Series                      1983    1984   1985    1986    1987   1988    1989    1990
-----------------------------------------------------------------------------------------------------------
 Phoenix Research Enhanced Index                N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International                 N/A    N/A     N/A     N/A    N/A     N/A     N/A    -8.48%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia                      N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities   N/A    N/A    N/A     N/A     N/A    N/A     N/A       N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty                   N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Balanced                       N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Growth                       32.22% 10.11%  34.24%  19.86%  6.48%   3.39%  35.39%    3.55%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market                  7.79%  9.67%   7.49%   5.98%  5.97%   6.90%   8.65%    7.67%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income     5.47% 10.78%  20.00%  18.69%  0.60%   9.89%   7.70%    4.67%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Allocation           N/A  -1.20%  26.69%  15.10% 12.16%   1.83%  19.27%    5.22%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Theme                N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity                 N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income             N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value                  N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth                  N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Mutual Shares Investments (Templeton)          N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation                     N/A    N/A     N/A     N/A    N/A    0.23%  12.46%   -8.67%
-----------------------------------------------------------------------------------------------------------
 Templeton Developing Markets                   N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Templeton International                        N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Templeton Stock                                N/A    N/A     N/A     N/A    N/A   -0.94%  13.82%  -11.72%
-----------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                           N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                 N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Wanger Twenty                                  N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                            N/A    N/A     N/A     N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------


                                     ANNUAL TOTAL RETURN(1) (CONTINUED)
-----------------------------------------------------------------------------------------------------------
                   Series                      1991   1992    1993    1994    1995   1996    1997    1998
-----------------------------------------------------------------------------------------------------------
 Phoenix Research Enhanced Index                N/A     N/A     N/A     N/A    N/A     N/A    5.61%  31.03%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International               19.07% -13.26%  37.72%  -0.44%  9.04%  18.06%  11.49%  27.30%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia                      N/A     N/A     N/A     N/A    N/A    0.01% -32.73%  -4.92%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities   N/A     N/A     N/A     N/A  17.42%  32.60%  21.45% -21.59%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty                   N/A     N/A     N/A     N/A    N/A     N/A     N/A   23.73%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Balanced                       N/A    9.26%   8.06%  -3.32% 22.72%  10.01%  17.35%  18.42%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Growth                       42.00%  9.75%   19.09%   0.96% 30.23%  12.02%  20.48%  29.37%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market                  5.45%   3.06%   2.35%   3.31%  5.16%   4.50%   4.66%   4.57%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income    18.97%   9.52%  15.33%  -5.93% 22.91%  11.86%  10.53%  -4.63%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Allocation         28.64%  10.10%  10.46%  -1.89% 17.61%   8.50%  20.13% 20.19%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Theme                N/A     N/A     N/A     N/A    N/A    9.89%  16.59%  43.97%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity                 N/A     N/A     N/A     N/A    N/A     N/A     N/A   10.36%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income             N/A     N/A     N/A     N/A    N/A     N/A     N/A   19.96%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value                  N/A     N/A     N/A     N/A    N/A     N/A     N/A  -11.74%
-----------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth                  N/A     N/A     N/A     N/A    N/A     N/A     N/A   21.26%
-----------------------------------------------------------------------------------------------------------
 Mutual Shares Investments (Templeton)          N/A     N/A     N/A     N/A    N/A     N/A     N/A    2.55%
-----------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation                   26.80%   7.29%  25.24%  -3.71% 21.65%  18.00%  14.71%   5.57%
-----------------------------------------------------------------------------------------------------------
 Templeton Developing Markets                   N/A     N/A     N/A     N/A    N/A    1.13% -29.74% -21.44%
-----------------------------------------------------------------------------------------------------------
 Templeton International                        N/A   -6.62%  46.28%  -2.98% 14.91%  23.14%  13.10%   8.50%
-----------------------------------------------------------------------------------------------------------
 Templeton Stock                              26.60%   6.34%  33.08%  -2.96% 24.34%  21.53%  11.08%   0.49%
-----------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                           N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                 N/A     N/A     N/A     N/A  34.23%  31.54%  -1.95%  15.75%
-----------------------------------------------------------------------------------------------------------
 Wanger Twenty                                  N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A
-----------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                            N/A     N/A     N/A     N/A   16.24% 46.08%  28.78%   8.15%
-----------------------------------------------------------------------------------------------------------


(1) Rates are net of Mortality and Expense Risk Charges and Investment Management fees for the Subaccounts.

These rates of return are not an estimate or guarantee of future performance.

APPENDIX B

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
    Contributions to the GIA under the Policy and transfers to the GIA become part of the Phoeix General Account (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year. The loaned portion of the GIA will be credited interest at an effective annual rate of 7.25%.

    On the last business day of each calendar week, Phoenix will set the excess interest rate, if any, that will apply to premium payments made to the GIA. That rate will remain in effect for such premium payments for an initial guarantee period of one full year from the date of premium payment. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any premium payments whose guaranteed period has just ended will be the same rate as is applied to new premium payments allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various Policyholders, Contract Owners and shareholders.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."

    IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AT THE TIME OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA OVER A MINIMUM 18-MONTH PERIOD. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE VUL ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING ANNUALLY RENEWABLE SCHEDULE:

               YEAR ONE: 25%             YEAR TWO: 33%
               YEAR THREE: 50%           YEAR FOUR: 100%

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, ACCUMULATION VALUES, CASH VALUES AND ACCUMULATED PREMIUMS
-------------------------------------------------------------------------------
    The tables illustrate how a Policy's death benefits, accumulation values and cash values may vary over time assuming hypothetical gross (after tax) investment return rates of 0%, 6% and 12%, i.e., the investment income and capital gains and losses, realized or unrealized of the Fund is equivalent to the assumed hypothetical gross annual investment return rates of 0%, 6% and 12%. The tables are based on current or guaranteed mortality charges as indicated, and on a single premium of $10,000.

    1. The illustration on pages 85 and 86 is for a policy issued to a male nonsmoker age 35 with the maximum amount of insurance under the contract.

    2. The illustration on pages 87 and 88 is for a policy issued to a female nonsmoker age 35 with the maximum amount of insurance under the contract.

    3. The illustration on pages 89 and 90 is for a policy issued to a male nonsmoker age 35 with the minimum amount of insurance under the contract.

    4. The illustration on pages 91 and 92 is for a policy issued to a female nonsmoker age 35 with the minimum amount of insurance under the contract.

    The death benefits, accumulation values and cash values would be different from those shown if the actual gross investment return averaged 0%, 6% or 12%, but fluctuated above or below the averaged rate at various points in time. These benefits and values also would change if the assumptions underlying the illustrations (for example age of the Insured, Insured's smoking status, premium amount paid or Target Face Amount selected) were different.

    The death benefit, accumulation value and cash value amounts reflect the following current or guaranteed maximum charges:

    1. Acquisition Expense Charge (see "Charges and Deductions--Acquisition Expense").

    2. Cost of Insurance Charge (see "Charges and Deductions--Cost of
       Insurance").

    3. Mortality and Expense Risk Charge, which is equal to .50%, on an annual basis, of the net asset value of the VUL Account (see "Charges and Deductions--Mortality and Expense Risk Charge").

    These illustrations also assume an average investment advisory fee of .76% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .28%. All other Fund expenses, except capital expenses, are assumed by the Advisers or by Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1998, average total operating expenses for the Series would have been approximately 1.47% of the average net assets.

    Taking into account the Mortality and Expense Risk Charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.53%, 4.44% and 10.41%, respectively.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such Tax Charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deduction--Other Charges--Taxes.")

    The second column of each table shows the amount that would accumulate if an amount equal to the Single Premium were invested to earn interest, after taxes, at 5% compounded annually.

    A comparable illustration based on a proposed Insured's age and sex and a proposed Death Benefit and single premium is available upon request. In states where cost of insurance rates are not based on the insured's sex, the tables designated "male" apply to all standard risk insureds who are nonsmokers.

                                                                    Page 1 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $53,815
                                                  MINIMUM FACE AMOUNT RIDER: $0
MALE 35 NONSMOKER


              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                            ASSUMING CURRENT CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
    --------  ---------- ---------- ----------- ---------- ----------- --------------------- ---------- ----------  ----------
          1      10,500      9,729       8,987     50,873      10,321       9,579    53,938     10,913     10,171      56,989
          2      11,025      9,462       8,803     47,845      10,654       9,995    54,038     11,916     11,257      60,567
          3      11,576      9,200       8,623     45,004      11,000      10,423    54,114     13,019     12,442      64,286
          4      12,155      8,943       8,448     42,339      11,359      10,865    54,169     14,231     13,736      68,161
          5      12,763      8,689       8,277     39,840      11,731      11,319    54,205     15,561     15,149      72,204

          6      13,401      8,433       8,103     37,467      12,107      11,778    54,182     17,009     16,679      76,371
          7      14,071      8,180       7,933     35,241      12,496      12,249    54,140     18,596     18,349      80,724
          8      14,775      7,918       7,753     33,101      12,876      12,711    53,997     20,301     20,136      85,143
          9      15,513      7,660       7,577     31,092      13,267      13,184    53,832     22,166     22,083      89,751
         10      16,289      7,406       7,406     29,212      13,670      13,670    53,657     24,207     24,207      94,577

         11      17,103      7,225       7,225     27,405      14,144      14,144    53,390     26,478     26,478      99,486
         12      17,959      7,046       7,046     25,707      14,631      14,631    53,117     28,956     28,956     104,636
         13      18,857      6,871       6,871     24,113      15,131      15,131    52,846     31,658     31,658     110,053
         14      19,799      6,698       6,698     22,619      15,645      15,645    52,577     34,605     34,605     115,752
         15      20,789      6,528       6,528     21,218      16,173      16,173    52,310     37,817     37,817     121,747

         16      21,829      6,361       6,361     19,904      16,714      16,714    52,045     41,317     41,317     128,056
         17      22,920      6,196       6,196     18,671      17,269      17,269    51,783     45,128     45,128     134,694
         18      24,066      6,034       6,034     17,516      17,836      17,836    51,525     49,273     49,273     141,685
         19      25,270      5,873       5,873     16,434      18,414      18,414    51,270     53,780     53,780     149,045
         20      26,533      5,715       5,715     15,419      19,003      19,003    51,020     58,673     58,673     156,796

       @ 65      43,219      4,109       4,109      7,705      26,107      26,107    48,716    148,572    148,572     275,958

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.54% (includes average fund operating expenses of 1.04% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 2 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $53,815
                                                  MINIMUM FACE AMOUNT RIDER: $0
MALE 35 NONSMOKER

              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                           ASSUMING GUARANTEED CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
    --------  ---------- ---------- ----------- ---------- ----------- --------------------- ---------- ----------  ----------

          1      10,500      9,693       8,951     50,685      10,282      9,540     53,740     10,872     10,130      56,780
          2      11,025      9,392       8,732     47,477      10,574      9,915     53,625     11,827     11,167      60,105
          3      11,576      9,097       8,520     44,477      10,875     10,298     53,485     12,871     12,294      63,542
          4      12,155      8,807       8,312     41,672      11,186     10,691     53,322     14,012     13,518      67,099
          5      12,763      8,522       8,110     39,049      11,505     11,092     53,137     15,259     14,847      70,788

          6      13,401      8,242       7,913     36,596      11,833     11,503     52,933     16,622     16,292      74,619
          7      14,071      7,967       7,719     34,302      12,169     11,922     52,711     18,109     17,861      78,602
          8      14,775      7,696       7,531     32,156      12,515     12,350     52,472     19,732     19,567      82,750
          9      15,513      7,429       7,347     30,150      12,869     12,787     52,218     21,504     21,421      87,072
         10      16,289      7,167       7,167     28,274      13,233     13,233     51,950     23,437     23,437      91,582

         11      17,103      6,990       6,990     26,517      13,689     13,689     51,675     25,631     25,631      96,306
         12      17,959      6,816       6,816     24,869      14,158     14,158     51,402     28,025     28,025     101,273
         13      18,857      6,645       6,645     23,323      14,640     14,640     51,130     30,635     30,635     106,497
         14      19,799      6,477       6,477     21,874      15,135     15,135     50,860     33,480     33,480     111,990
         15      20,789      6,311       6,311     20,514      15,642     15,642     50,591     36,580     36,580     117,766

         16      21,829      6,148       6,148     19,240      16,162     16,162     50,324     39,956     39,956     123,841
         17      22,920      5,988       5,988     18,044      16,694     16,694     50,058     43,631     43,631     130,229
         18      24,066      5,829       5,829     16,923      17,236     17,236     49,794     47,624     47,624     136,946
         19      25,270      5,672       5,672     15,871      17,789     17,789     49,531     51,961     51,961     144,010
         20      26,533      5,517       5,517     14,885      18,350     18,350     49,269     56,666     56,666     151,438

       @ 65      43,219      3,918       3,918      7,349      24,904     24,904     46,480    141,748    141,748     263,329

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.54% (includes average fund operating expenses of 1.04% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 1 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $61,546
                                                  MINIMUM FACE AMOUNT RIDER: $0
                                1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
FEMALE 35 NONSMOKER

              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                            ASSUMING CURRENT CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
    --------  ---------- ---------- ----------- ---------- ----------- --------------------- ---------- ----------  ----------

          1      10,500      9,728       8,986     58,185      10,320      9,578     61,691     10,912     10,170      65,181
          2      11,025      9,460       8,801     54,729      10,652      9,992     61,814     11,914     11,254      69,282
          3      11,576      9,197       8,620     51,489      10,996     10,419     61,912     13,014     12,437      73,550
          4      12,155      8,937       8,443     48,451      11,352     10,857     61,989     14,222     13,727      78,000
          5      12,763      8,682       8,269     45,603      11,721     11,309     62,047     15,547     15,135      82,649

          6      13,401      8,422       8,093     42,898      12,092     11,762     62,036     16,987     16,657      87,442
          7      14,071      8,166       7,919     40,361      12,475     12,227     62,007     18,564     18,316      92,454
          8      14,775      7,899       7,734     37,916      12,845     12,680     61,854     20,252     20,087      97,532
          9      15,513      7,636       7,553     35,621      13,225     13,143     61,675     22,097     22,014     102,828
         10      16,289      7,377       7,377     33,472      13,617     13,617     61,482     24,113     24,113     108,372

         11      17,103      7,189       7,189     31,397      14,075     14,075     61,167     26,350     26,350     113,980
         12      17,959      7,006       7,006     29,446      14,547     14,547     60,844     28,790     28,790     119,859
         13      18,857      6,826       6,826     27,616      15,032     15,032     60,522     31,451     31,451     126,040
         14      19,799      6,649       6,649     25,900      15,531     15,531     60,202     34,351     34,351     132,541
         15      20,789      6,475       6,475     24,290      16,043     16,043     59,884     37,513     37,513     139,377

         16      21,829      6,306       6,306     22,782      16,569     16,569     59,571     40,959     40,959     146,576
         17      22,920      6,140       6,140     21,370      17,111     17,111     59,266     44,716     44,716     154,161
         18      24,066      5,977       5,977     20,048      17,669     17,669     58,971     48,813     48,813     162,163
         19      25,270      5,818       5,818     18,812      18,243     18,243     58,691     53,279     53,279     170,619
         20      26,533      5,663       5,663     17,655      18,832     18,832     58,422     58,146     58,146     179,545

       @ 65      43,219      4,123       4,123      8,736      26,194     26,194     55,235    149,072    149,072     312,886

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.54% (includes average fund operating expenses of 1.04% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 2 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $61,546
                                                  MINIMUM FACE AMOUNT RIDER: $0
                                1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
FEMALE 35 NONSMOKER

              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                           ASSUMING GUARANTEED CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
    --------  ---------- ---------- ----------- ---------- ----------- --------------------- ---------- ----------  ----------

          1      10,500      9,691       8,949     57,966      10,281      9,539     61,459     10,870     10,129      64,936
          2      11,025      9,388       8,728     54,296      10,570      9,910     61,328     11,822     11,162      68,739
          3      11,576      9,089       8,512     50,865      10,867     10,290     61,167     12,861     12,284      72,669
          4      12,155      8,796       8,301     47,657      11,172     10,677     60,981     13,995     13,500      76,737
          5      12,763      8,507       8,095     44,657      11,484     11,072     60,769     15,232     14,820      80,956

          6      13,401      8,222       7,893     41,851      11,804     11,474     60,535     16,581     16,252      85,337
          7      14,071      7,941       7,694     39,227      12,131     11,883     60,281     18,051     17,804      89,893
          8      14,775      7,665       7,500     36,774      12,464     12,299     60,008     19,652     19,487      94,635
          9      15,513      7,392       7,310     34,479      12,806     12,723     59,717     21,397     21,315      99,578
         10      16,289      7,125       7,125     32,333      13,156     13,156     59,410     23,300     23,300     104,736

         11      17,103      6,944       6,944     30,324      13,599     13,599     59,096     25,462     25,462     110,138
         12      17,959      6,766       6,766     28,439      14,055     14,055     58,784     27,820     27,820     115,818
         13      18,857      6,592       6,592     26,672      14,523     14,523     58,473     30,391     30,391     121,791
         14      19,799      6,421       6,421     25,014      15,005     15,005     58,164     33,193     33,193     128,073
         15      20,789      6,254       6,254     23,460      15,500     15,500     57,856     36,248     36,248     134,679

         16      21,829      6,090       6,090     22,002      16,007     16,007     57,550     39,575     39,575     141,625
         17      22,920      5,928       5,928     20,634      16,528     16,528     57,246     43,198     43,198     148,929
         18      24,066      5,769       5,769     19,352      17,061     17,061     56,943     47,140     47,140     156,610
         19      25,270      5,613       5,613     18,149      17,605     17,605     56,642     51,424     51,424     164,688
         20      26,533      5,460       5,460     17,021      18,161     18,161     56,343     56,082     56,082     173,181

       @ 65      43,219      3,966       3,966      8,404      25,206     25,206     53,151    143,468    143,468     301,125

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.54% (includes average fund operating expenses of 1.04% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 1 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $39,392
                                                  MINIMUM FACE AMOUNT RIDER: $0
                                1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
MALE 35 NONSMOKER

              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                            ASSUMING CURRENT CHARGES

                                          CASH                             CASH                          CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH    ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE      VALUE    BENEFIT    VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%       @ 6%     @ 6%      @ 12%      @ 12%      @ 12%
    --------    --------   --------    ---------  --------   ---------  ---------  --------  --------  --------    -------
          1      10,500      9,740       8,998     37,621      10,333     9,591    39,888     10,926     10,184     42,144
          2      11,025      9,485       8,825     35,674      10,679    10,020    40,291     11,945     11,285     45,159
          3      11,576      9,233       8,656     33,833      11,040    10,463    40,681     13,066     12,489     48,327
          4      12,155      8,986       8,491     32,092      11,414    10,919    41,057     14,300     13,805     51,661
          5      12,763      8,742       8,330     30,447      11,803    11,391    41,423     15,657     15,245     55,176

          6      13,401      8,497       8,168     28,876      12,200    11,870    41,756     17,139     16,810     58,854
          7      14,071      8,256       8,009     27,391      12,612    12,364    42,077     18,768     18,521     62,735
          8      14,775      8,008       7,843     25,958      13,022    12,858    42,341     20,532     20,368     66,761
          9      15,513      7,764       7,682     24,602      13,447    13,364    42,592     22,467     22,384     71,007
         10      16,289      7,524       7,524     23,322      13,886    13,886    42,834     24,589     24,589     75,497

         11      17,103      7,359       7,359     22,086      14,406    14,406    43,023     26,968     26,968     80,165
         12      17,959      7,197       7,197     20,914      14,942    14,942    43,209     29,571     29,571     85,114
         13      18,857      7,037       7,037     19,804      15,495    15,495    43,396     32,418     32,418     90,369
         14      19,799      6,879       6,879     18,753      16,066    16,066    43,584     35,535     35,534     95,949
         15      20,789      6,723       6,723     17,757      16,654    16,654    43,773     38,940     38,940    101,875
         16      21,829      6,569       6,569     16,815      17,260    17,260    43,964     42,664     42,644    108,167
         17      22,920      6,418       6,418     15,924      17,884    17,884    44,156     46,733     46,733    114,852
         18      24,066      6,268       6,268     15,080      18,525    18,525    44,352     51,176     51,176    121,954
         19      25,270      6,119       6,119     14,281      19,183    19,183    44,549     56,023     56,023    129,500
         20      26,533      5,972       5,972     13,525      19,857    19,857    44,749     61,307     61,307    137,519

       @ 65      43,219      4,462       4,462      7,481      28,346    28,346    47,292    161,310    161,310    267,875

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.54% (includes average fund operating expenses of 1.04% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 2 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $39,392
                                                  MINIMUM FACE AMOUNT RIDER: $0
                                1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0

MALE 35 NONSMOKER

              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                           ASSUMING GUARANTEED CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
    --------    --------   --------    ---------  --------   ---------   ---------  --------   --------   --------    -------
          1      10,500      9,716       8,974     37,527      10,307      9,565     39,788     10,898     10,156      42,039
          2      11,025      9,437       8,777     35,487      10,625      9,965     40,081     11,884     11,224      44,924
          3      11,576      9,162       8,585     33,561      10,954     10,377     40,357     12,964     12,387      47,943
          4      12,155      8,892       8,397     31,745      11,294     10,800     40,616     14,149     13,654      51,108
          5      12,763      8,626       8,214     30,030      11,646     11,233     40,860     15,447     15,035      54,430

          6      13,401      8,364       8,035     28,412      12,009     11,679     41,090     16,870     16,540      57,920
          7      14,071      8,106       7,859     26,885      12,383     12,135     41,307     18,427     18,180      61,592
          8      14,775      7,852       7,687     25,444      12,769     12,604     41,511     20,133     19,968      65,458
          9      15,513      7,601       7,519     24,084      13,167     13,084     41,703     22,000     21,917      69,532
         10      16,289      7,355       7,355     22,800      13,577     13,577     41,884     24,043     24,043      73,830

         11      17,103      7,193       7,193     21,587      14,083     14,083     42,060     26,366     26,366      78,378
         12      17,959      7,033       7,033     20,439      14,606     14,606     42,236     28,907     28,907      83,206
         13      18,857      6,876       6,876     19,351      15,145     15,145     42,413     31,687     31,687      88,332
         14      19,799      6,721       6,721     18,322      15,700     15,700     42,592     34,727     34,727      93,773
         15      20,789      6,567       6,567     17,347      16,272     16,272     42,770     38,051     38,051      99,550

         16      21,829      6,416       6,416     16,424      16,862     16,862     42,949     41,683     41,683     105,682
         17      22,920      6,267       6,267     15,550      17,468     17,468     43,130     45,650     45,650     112,192
         18      24,066      6,119       6,119     14,722      18,090     18,090     43,310     49,978     49,978     119,103
         19      25,270      5,973       5,973     13,939      18,728     18,728     43,492     54,698     54,698     126,440
         20      26,533      5,827       5,827     13,197      19,380     19,380     43,675     59,839     59,839     134,228

       @ 65      43,219      4,313       4,313      7,233      27,408     27,408     45,733    155,985    155,985     259,068

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.54% (includes average fund operating expenses of 1.04% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 1 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $44,121
                                                  MINIMUM FACE AMOUNT RIDER: $0
                                1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0

FEMALE 35 NONSMOKER

                                      THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                                                    ASSUMING CURRENT CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
     -------    --------   --------    ---------  --------   ---------   ---------   --------   --------  --------    -------
          1      10,500      9,740       8,998     42,139      10,333      9,591     44,678     10,926     10,184      47,205
          2      11,025      9,484       8,825     39,960      10,679     10,019     45,132     11,944     11,285      50,584
          3      11,576      9,232       8,655     37,901      11,038     10,461     45,572     13,064     12,487      54,137
          4      12,155      8,984       8,489     35,955      11,411     10,917     45,999     14,296     13,801      57,879
          5      12,763      8,739       8,326     34,117      11,798     11,386     46,416     15,650     15,238      61,826

          6      13,401      8,492       8,162     32,361      12,193     11,863     46,796     17,129     16,799      65,956
          7      14,071      8,249       8,001     30,702      12,601     12,353     47,164     18,752     18,504      70,318
          8      14,775      7,998       7,833     29,099      13,006     12,841     47,465     20,506     20,341      74,839
          9      15,513      7,751       7,668     27,582      13,424     13,342     47,750     22,429     22,346      79,607
         10      16,289      7,508       7,508     26,149      13,857     13,857     48,025     24,536     24,536      84,647

         11      17,103      7,339       7,339     24,760      14,367     14,367     48,233     26,894     26,894      89,872
         12      17,959      7,174       7,174     23,443      14,894     14,894     48,435     29,475     29,475      95,408
         13      18,857      7,011       7,011     22,196      15,438     15,438     48,638     32,298     32,298     101,285
         14      19,799      6,850       6,850     21,015      16,000     16,000     48,842     35,386     35,386     107,524
         15      20,789      6,692       6,692     19,896      16,579     16,579     49,047     38,764     38,764     114,148

         16      21,829      6,537       6,537     18,839      17,177     17,177     49,255     42,457     42,457     121,185
         17      22,920      6,385       6,385     17,839      17,794     17,794     49,468     46,497     46,497     128,666
         18      24,066      6,236       6,236     16,893      18,431     18,431     49,687     50,916     50,916     136,623
         19      25,270      6,089       6,089     16,001      19,089     19,089     49,915     55,748     55,748     145,096
         20      26,533      5,945       5,945     15,157      19,768     19,768     50,150     61,031     61,031     154,113

       @ 65      43,219      4,492       4,492      8,320      28,539     28,539     52,600    162,407    162,407     297,938

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.54% (includes average fund operating expenses of 1.04% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 2 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $44,121
                                                  MINIMUM FACE AMOUNT RIDER: $0
                                1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
FEMALE 35 NONSMOKER

                                      THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                                                  ASSUMING GUARANTEED CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
    --------    --------    --------   ---------  --------   ---------   ---------  --------   --------   --------    -------
          1      10,500      9,715       8,973     42,032      10,306      9,564     44,565     10,898     10,156      47,086
          2      11,025      9,435       8,776     39,747      10,623      9,964     44,893     11,882     11,222      50,317
          3      11,576      9,159       8,582     37,591      10,951     10,374     45,202     12,960     12,383      53,699
          4      12,155      8,887       8,393     35,556      11,288     10,794     45,492     14,141     13,647      57,244
          5      12,763      8,619       8,207     33,635      11,636     11,224     45,766     15,434     15,022      60,965

          6      13,401      8,355       8,025     31,823      11,994     11,665     46,023     16,850     16,520      64,874
          7      14,071      8,093       7,846     30,112      12,363     12,116     46,266     18,397     18,150      68,987
          8      14,775      7,835       7,671     28,498      12,742     12,577     46,495     20,090                 73,317
          9      15,513      7,581       7,499     26,975      13,132     13,050     46,710     21,942     21,859      77,881
         10      16,289      7,331       7,331     25,537      13,534     13,534     46,913     23,968     23,968      82,695

         11      17,103      7,167       7,167     24,179      14,033     14,033     47,110     26,271     26,271      87,789
         12      17,959      7,005       7,005     22,892      14,547     14,547     47,307     28,792     28,792      93,197
         13      18,857      6,846       6,846     21,674      15,079     15,079     47,506     31,550     31,550      98,938
         14      19,799      6,689       6,689     20,521      15,627     15,627     47,705     34,567     34,567     105,033
         15      20,789      6,535       6,535     19,429      16,193     16,193     47,905     37,865     37,865     111,503

         16      21,829      6,383       6,383     18,395      16,776     16,776     48,106     41,471     41,471     118,372
         17      22,920      6,234       6,234     17,416      17,376     17,376     48,308     45,412     45,412     125,664
         18      24,066      6,087       6,087     16,490      17,995     17,995     48,511     49,715     49,715     133,404
         19      25,270      5,941       5,941     15,612      18,629     18,629     48,714     54,411     54,411     141,622
         20      26,533      5,798       5,798     14,782      19,282     19,282     48,918     59,537     59,537     150,346

       @ 65      43,219      4,374       4,374      8,101      27,793     27,793     51,224    158,178    158,178     290,181

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.54% (includes average fund operating expenses of 1.04% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.